WT MUTUAL FUND
Wilmington Multi-Manager Large-Cap Fund
Wilmington Small-Cap Strategy Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
1100 North Market Street
Wilmington, Delaware 19890

STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 1, 2008
AS REVISED MAY 5, 2009

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Funds current prospectuses dated November 1, 2008, as amended from time to time. A copy of each current prospectus may be obtained without charge on the Funds’ website at http://www.wilmingtonfunds.com, by writing to Professional Funds Distributor, LLC (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.
Audited financial statements for the Funds for the fiscal year ended June 30, 2008, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge on WT Mutual Fund’s website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

TABLE OF CONTENTS

GENERAL INFORMATION	1
INVESTMENT POLICIES	1
DISCLOSURE OF FUND HOLDINGS	21
INVESTMENT LIMITATIONS	22
CODE OF ETHICS	33
PROXY VOTING	34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	34
INVESTMENT ADVISORY AND OTHER SERVICES	37
SUB-ADVISORY SERVICES	38
ADMINISTRATION AND ACCOUNTING SERVICES	44
ADDITIONAL SERVICE PROVIDERS	45
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN	46
PORTFOLIO MANAGERS	48
BROKERAGE ALLOCATION AND OTHER PRACTICES	68
CAPITAL STOCK AND OTHER SECURITIES	71
PURCHASE, REDEMPTION AND PRICING OF SHARES	71
DIVIDENDS	74
TAXATION OF THE FUNDS	74
FINANCIAL STATEMENTS	83
APPENDIX A — OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES	A-1
APPENDIX B — DESCRIPTION OF SECURITIES RATINGS	B-1
APPENDIX C — RODNEY SQUARE MANAGEMENT CORPORATION PROXY POLICIES PROCEDURES, AND VOTING GUIDELINES SPECIFIC TO THE WT MUTUAL FUND	C-1
APPENDIX D — ACADIAN ASSET MANAGEMENT, LLC. PROXY VOTING POLICY	D-1
APPENDIX E — ARTIO GLOBAL MANAGEMENT, LLC PROXY VOTING PROCEDURES	E-1
APPENDIX F — DIMENSIONAL FUND ADVISORS LP PROXY VOTING POLICY	F-1
APPENDIX G — GOLDMAN SACHS ASSET MANAGEMENT, L.P. POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS	G-1
APPENDIX H —PARAMETRIC PORTFOLIO ASSOCIATES LLC PROXY VOTING POLICY	H-1
APPENDIX I — PRINCIPAL GLOBAL INVESTORS, LLC PROXY VOTING POLICY	I-1
APPENDIX J — EII REALTY SECURITIES, INC. PROXY VOTING POLICY	J-1
APPENDIX K — ING CLARION REAL ESTATE SECURITIES, L.P. PROXY VOTING POLICY	K-1

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GENERAL INFORMATION
WT Mutual Fund (the “Trust”) was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI: the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”), Wilmington Small-Cap Strategy Fund (formerly, the Wilmington Multi-Manager Small-Cap Fund) (the “Small-Cap Fund” and collectively with the Large-Cap Fund, the “Cap Funds”), the Wilmington Multi-Manager International Fund (the “International Fund”) and Wilmington Multi-Manager Real Asset Fund (the “Real Asset Fund”) (each a “Fund,” and collectively, the “Funds”). Each of these Funds issues Institutional Shares and A Shares. Each Fund is a diversified, open-end management investment company. Prior to July 1, 2005, the Trust and its Funds operated as feeder funds in a master-feeder structure pursuant to which each Fund invested in a corresponding “master series” of WT Investment Trust I, except in the case of the Cap Funds, each of which invested in two master series in pursuit of its investment objective. Under those structures, the master series invested directly in investment securities.
INVESTMENT POLICIES
The following information supplements the information concerning each Fund’s investment objective, policies and limitations found in its prospectus. The investment objective of each of the Cap Funds is to achieve long-term capital appreciation.
The Large-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of large-cap companies. The Small-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of small-cap companies.
The investment objective for the International Fund is to seek superior long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 85% of its assets in a diversified portfolio of equity (or related) securities of foreign issuers.
The investment objective of the Real Asset Fund is to achieve long-term preservation of capital and high current income. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in “Real Return” assets consisting of (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or “TIPS;” (ii) real estate-related securities including securities of real estate companies and real estate investment trusts and (iii) commodity/natural resource-related securities.
Each of the Funds employs a multi manager strategy, relying on its investment adviser to determine the weightings amongst the sub-advisers who make the day-to-day investment decisions for the Funds.
The investment objectives and policies of the Cap Funds and the Real Asset Fund may be changed upon 60 days written notice to shareholders. The investment objectives of the International Fund may not be changed without shareholder approval.
MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the “1940 Act”). (See “Investment Company Securities” below.)
U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, the Government National Mortgage Association (“Ginnie Mae”) securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.
COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund may invest in commercial paper that is rated, at the time of purchase, A-1 or higher by a nationally recognized statistical ratings organization (“NRSRO”) such as Moody’s or S&P®, (see Appendix B) or if unrated, is determined by the investment adviser or a sub-adviser, as the case may be, to be of comparable quality.
BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers’ acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States.
Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks.
A brief description of some typical types of bank obligations follows:
•	BANKERS’ ACCEPTANCES. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

•	CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

•	TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a fund’s selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.
Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”) such as Moody’s or S&P®, (see Appendix B) or if unrated, are determined by the investment adviser or a sub-adviser to be of comparable quality. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund’s purchase of the security, the investment adviser or a sub-adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
DERIVATIVES. The Funds may invest in a variety of derivative investments, to the extent permitted by their investment objectives and policies, to seek income for hedging purposes, to seek to replicate the composition and performance of a particular index, to seek exposure to a particular asset class, for liquidity purposes or as part of their overall investment strategies. Some derivative investments the Funds may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act.
The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”). The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, credit, inflation, commodities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. See “Swap Agreements and Options on Swap Agreements.”
The Funds may invest in structured notes and indexed securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Other derivative investments the Fund may use include “debt exchangeable for common stock” of an issuer or “equity-linked debt securities” of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the investment adviser expected.
If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund’s investment objective.
The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
The Funds might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
EQUITY-LINKED SECURITIES. The Real Asset Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, the Real Asset Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Real Asset Fund’s restriction on investments in illiquid securities.
EVENT-LINKED EXPOSURE. The Real Asset Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
FOREIGN CURRENCY AND RELATED TRANSACTIONS. The Funds may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivatives”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. See “Appendix A — Options, Futures and Forward Currency Contract Strategies.”
FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See “Depositary Receipts” above.) The International Fund invests primarily in foreign securities and the Real Asset Fund may invest up to 55% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see “Depositary Receipts”). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.
Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.
To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund’s investments in one country may offset potential gains from investments in another country.
Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.
Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.
The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
Investments in foreign securities may be denominated in foreign currencies and, therefore, a Fund may hold cash in foreign currencies. The value of a Fund’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund’s value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).
HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.
HYBRID INSTRUMENTS. The Funds may invest in a hybrid instrument which is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the Commodity Futures Trading Commission (“CFTC”) and for an exemption from the provisions of the Commodity Exchange Act (“CEA”).
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See “Investment Company Securities and Exchange Traded Funds” below.
ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s investment adviser or sub-adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.
INFLATION-PROTECTED DEBT SECURITIES. The Real Asset Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury (“Treasury Inflation Protected Securities” or “TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Real Asset Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Real Asset Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act, unless exemptive relief granted by the Securities and Exchange Commission (“SEC”) is applicable. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into several such agreements and may enter into others.
Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.
The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETF may be dependent upon licenses to use the various indices as a basis for determining its composition and/or otherwise to use certain trade names. If these licenses are terminated, the ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.
Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF will be available for investment at that time.
INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Funds do not invest directly in commodities. However, the Real Asset Fund may invest in securities of companies whose business is related in commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources and derivatives which provide exposure to such investments. For example, the Real Asset Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.
LOAN PARTICIPATIONS AND ASSIGNMENTS. The Real Asset Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized statistical ratings organization (“NRSRO”).
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Real Asset Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Real Asset Fund were determined to be subject to the claims of the agent bank’s general creditors, the Real Asset Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Real Asset Fund does not receive scheduled interest or principal payments on such indebtedness, the Real Asset Fund’s share price and yield could be adversely affected.

Loans that are fully secured offer the Real Asset Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
The Real Asset Fund may invest in loan participations with credit quality comparable to that of the issuers of the Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
The Real Asset Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Real Asset Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Real Asset Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by the Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Real Asset Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the investment adviser’s or sub-adviser’s research, as the case may be, in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
PARTICIPATIONS IN DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES. The Real Asset Fund may acquire participations in delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times earmark or set aside cash or liquid securities in a segregated account with the Fund’s custodian, in an amount sufficient to meet such commitments.
The Real Asset Fund may invest in participations of delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations” above. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Participations in delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by the Fund.
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Real Asset Fund may invest in mortgage-backed securities and other asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers or servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
Fannie Mae and Freddie Mac have both recently faced scrutiny regarding their accounting practices and policies. In May 2006, the Office of Federal Housing Enterprise Oversight (“OFHEO”), which regulates Fannie Mae and Freddie Mac, released a report on certain accounting and corporate governance issues at Fannie Mae. In the report, the OFHEO found that Fannie Mae had not complied with generally accepted accounting principles (“GAAP”) for a large number of its accounting practices, had failed to maintain internal controls, had manipulated OFHEO regulators, had not appropriately informed its board of directors of its actions, and had not had a sufficiently independent board of directors. The OFHEO penalties triggered a settlement between Fannie Mae and the SEC, which had conducted its own investigation. With respect to Freddie Mac, in its Information Statement and Annual Report for the fiscal year ended December 31, 2004, Freddie Mac identified material weaknesses relating to its internal controls and technology applications that affected its financial reporting systems. This caused Freddie Mac to restate its prior years’ financial statements to conform to GAAP. On September 27, 2007, Freddie Mac entered into a settlement with the SEC over charges related to Freddie Mac’s improper earnings management and non-compliance with certain GAAP reporting that, according to the SEC, occurred from at least the second quarter of 1998 through the third quarter of 2002. Freddie Mac agreed to pay a $50 million dollar civil penalty and was enjoined from engaging in activity that violates the anti-fraud provisions of the federal securities laws. Freddie Mac has resumed regular GAAP compliance reporting with the OFHEO, and has stated that it intends to begin the process of registering the company’s common stock with the SEC.
Further, because of the recent difficulties faced by the United States housing and mortgage markets and the related concerns relating to Fannie Mae’s and Freddie Mac’s capital levels, President Bush signed a bill on July 30, 2008 approving the U.S. Department of the Treasury’s plan to allow the government to buy stock of Fannie Mae and Freddie Mac and to increase temporarily the two companies’ credit lines from the Treasury to meet short-term capital needs. The bill will also increase regulation of Fannie Mae and Freddie Mac. In addition, the Federal Reserve voted to allow the Federal Reserve Bank of New York to lend emergency capital to Fannie Mae and Freddie Mac, if needed.
Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the United States economy. Congress has also expressed concern over Fannie Mae and Freddie Mac improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on Fannie Mae’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both Fannie Mae and Freddie Mac and/or subjects these companies to further regulatory oversight. In addition to the above referenced concerns, there continues to be risk associated with the long-term financial stability of both Fannie Mae and Freddie Mac.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-

related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator, servicers and poolers, the investment adviser determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund may not purchase mortgage-related securities or any other assets which in the investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
Mortgage-backed securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all United States Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither United States Government securities nor United States Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently been developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBS”) have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify as a Rule 144A transaction. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or a sub-adviser intends to include in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on United States securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.
REAL ESTATE COMPANIES. The Real Asset Fund invests in securities of domestic and foreign companies that are engaged in the real estate industry (“Real Estate Companies”). The Fund considers a company to be a Real Estate Company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest in Real Estate Companies, such as equity real estate investment trusts (“REITs”) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.
Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. The Real Asset Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.
The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.
REITs. The Real Asset Fund may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors’ funds for investment primarily in income-producing real estate properties or in real estate-related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds, when investing in REITs, will bear their proportionate share of the costs of the REIT’s operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Asset Fund may invest in both publicly and privately traded REITs.
REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund’s investment limitations.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will earmark or set aside assets consistent with the Fund’s investment restrictions equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities.
Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. Accordingly, reverse repurchase agreements are subject to each Fund’s investment limitation on borrowing money set forth under “Investment Limitations.” Each of the International Fund and the Real Asset Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 10% of the Fund’s assets. Each of the Cap Funds will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund’s assets. In addition, the term of a reverse repurchase agreement, or any renewal or extension of such agreement, entered into by a Fund may not exceed sixty (60) days.
RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid, are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.
SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the United States Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowings exceeds one-third of the value of a Fund’s total assets taken at fair market value. When a Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund’s total assets in calculating the percentages of the Fund’s total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in United States Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.
SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in a Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund’s position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales “against the box,” meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Real Asset Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.
SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS. Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, inflation, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment polices, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate or “LIBOR”, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
A Fund may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or liquid securities, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets determined, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.
Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the repurchase agreement guidelines). Certain restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to the Fund’s limitation on investments in illiquid securities.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. A Fund bears the risk that the investment adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the investment adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
TEMPORARY DEFENSIVE POSITION. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.
PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the past two fiscal years were:

	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	June 30, 2007	June 30, 2008
Large-Cap Fund	96%	127%
Small-Cap Fund	127%	134%
International Fund	89%	124%
Real Asset Fund	23%	72%

DISCLOSURE OF FUND HOLDINGS
The Trust has policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund’s holdings information where it is deemed appropriate for a Fund’s operations or it is determined to be useful to a Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund’s holdings, a Fund will not provide or permit others to provide information about a Fund’s holdings on a selective basis.
The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.
The Trust may, but is not required to, post a Fund’s schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments will generally be as of a date at least 30 days prior to its posting on the website. However, the lag time between the public dissemination of a Fund’s schedule of investments and the date of such schedule of investments may be adjusted by the officers of the Trust, in consultation with the Board of Trustees. In addition to a Fund’s schedule of investments, the Trust may post information on a website about the number of securities a Fund holds, a summary schedule of investments, the Fund’s top ten holdings, and a percentage breakdown of the Fund’s investments by country, sector and industry. This additional information will generally be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The officers of the Trust, in consultation with the Board of Trustees, may adjust the lag time for posting such information on the Trust’s website. The day after any Fund’s holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.
The Trust may distribute or authorize the distribution of information about a Fund’s holdings that is not publicly available (on a website or otherwise) to a Fund’s or an investment adviser’s employees and affiliates that provide services to the Fund. The Trust may also distribute or authorize the distribution of information about a Fund’s holdings that is not publicly available (on a website or otherwise) to the Trust’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.
In order to mitigate conflicts between the interests of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, sub-advisers, or principal underwriter, or any affiliated person of the Fund, its investment adviser, sub-advisers, or principal underwriter, on the other, the Trust’s Chief Compliance Officer (“CCO”) must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust’s CCO must report all arrangements to disclose portfolio holdings information to the Trust’s Board of Trustees of the Trust on an as needed basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.
Before any non-public disclosure of information about a Fund’s holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund’s portfolio holdings information only in a manner consistent with the Trust’s policies and procedures and any applicable confidentiality agreement.
Under no circumstances may the Trust or an investment adviser or sub-adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Trust’s sub-administrator and accounting agent; (ii) the Trust’s independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Trust’s custodian in connection with its custody of Fund assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor’s. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Funds’ portfolio holdings information without specific authorization. The Trust’s investment adviser and service providers will establish procedures to ensure that a Fund’s portfolio holdings information is only disclosed in accordance with these policies.
The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities, certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:
Banc of America
Barclays Capital Inc.
Bear Stearns & Co. Inc.
Bloomberg
Citigroup Global Markets, Inc.
Coates Analytics, LP
Commerce Capital Markets, Inc.
Crane Data LLC
Electra Information Systems, Inc.
Factset
Fidelity
Interactive Data
Investedge
Janney Montgomery Scott
Legg Mason Wood Walker
Lipper
Longview
Loop Capital Markets
Maslow
Morgan Stanley
Morningstar
Northfield Information Services, Inc.
Piper Jaffray & Company
Plexus
RBC Dain Rauscher
Siebert Brandford Shark
Standard & Poor’s
Starboard Capital Markets LLC
State Street Global Markets
Stephens Inc.
Stern, Agee & Leach
Stone & Youngberg
Thompson Financial
Vestek
Wachovia Securities
William Blair & Co., LLC
INVESTMENT LIMITATIONS
Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund’s assets or redemptions of shares will not be considered a violation of a limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.
The International Fund and the Real Asset Fund will not as a matter of fundamental policy:
1.	purchase the securities of any one issuer, if as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.	purchase securities of any issuer if, as a result, more than 25% of a Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Asset Fund, this limitation does not apply to municipal securities. However, the Real Asset Fund may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate-related companies;

3.	borrow money, provided that a Fund may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund’s total assets;

4.	make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.	underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.	purchase or sell real estate, provided (i) that a Fund each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Asset Fund, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Real Asset Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

7.	purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.	issue senior securities, except to the extent permitted by the 1940 Act.
The following non-fundamental policies apply to each of the International Fund and the Real Asset Fund. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.
The International Fund and the Real Asset Fund will not:
1.	pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.	make short sales of securities except short sales “against the box;”

3.	purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; and

4.	purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.
When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid assets in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract.

The following non-fundamental policies apply to each Cap Fund. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.
Each Cap Fund will not:
1.	purchase the securities of any one issuer, if as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by (a) the U.S. Government, its agencies or instrumentalities or (b) ETFs pursuant to an SEC exemptive order or other grant of relief from the limits of section 12(d)(1) of the 1940 Act; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.	invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to a Cap Fund’s investment in an ETF or other investment company. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3.	borrow money, provided that each Cap Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33-1/3% of its assets;

4.	make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by a Fund are not deemed to be loans);

5.	underwrite any issue of securities, except to the extent that a Cap Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.	purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7.	purchase or sell physical commodities, provided that each Fund may purchase or write interest rate, and stock index futures contracts and related options thereon;

8.	issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Cap Funds may borrow money subject to its investment limitation on borrowing and insofar as a Cap Fund may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9.	pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Cap Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

10.	make short sales of securities except short sales “against the box”;

11.	purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

12.	purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.
When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
TRUSTEES AND OFFICERS
The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Funds’ investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an “interested person” of the Funds’ investment adviser or the Trust within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee as it relates to the Trust’s business is 1100 North Market Street, Wilmington, DE 19890.

			Principal	Number of Funds in
		Term of Office and	Occupation(s) During	Fund Complex
Name and	Position(s) Held	Length of Time	Past	Overseen by	Other Directorships
Date of Birth	with Trust	Served	Five Years	Trustee[1]	Held by Trustee

INTERESTED TRUSTEES

TED T. CECALA[2] Date of Birth: 1/49	Trustee	Shall serve at the pleasure of the Board and until successor is elected and qualified. Trustee since August 2007.	Director, Chairman of the Board, and Chief Executive Officer of Wilmington Trust Corporation and Wilmington Trust Company since 1996.	17	Wilmington Trust Corporation; Wilmington Trust Company; Member of the Board of Managers of Cramer Rosenthal McGlynn, LLC and Roxbury Capital Management, LLC (registered investment advisers).

[1]	The “Fund Complex” currently consists of the Trust (17 funds) and CRM Mutual Fund Trust (6 funds).

[2]	Mr. Cecala is an “Interested Trustee” by reason of his positions with Wilmington Trust Corporation and Wilmington Trust Company, each an affiliate of RSMC, an investment adviser to the Trust.

			Principal	Number of Funds in
		Term of Office and	Occupation(s) During	Fund Complex
Name and	Position(s) Held	Length of Time	Past	Overseen by	Other Directorships
Date of Birth	with Trust	Served	Five Years	Trustee[1]	Held by Trustee
ROBERT J. CHRISTIAN[3] Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since October 1998, President and Chairman of the Board from October 1998 to January 2006.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	17	FundVantage Trust (9 portfolios); Optimum Fund Trust (6 portfolios) (registered investment companies).

INDEPENDENT TRUSTEES

ROBERT ARNOLD Date of Birth: 3/44	Trustee	Shall serve until death, resignation or removal. Trustee since May 1997.	Founder and co-manager, R. H. Arnold & Co., Inc. (financial consulting) since 1989.	17	First Potomac Realty Trust (real estate investment trust).

DR. ERIC BRUCKER Date of Birth: 12/41	Trustee	Shall serve until death, resignation or removal. Trustee since October 1999.	Professor of Economics, Widener University since July 2004; formerly, Dean, School of Business Administration of Widener University from 2001 to 2004.	17	None

[3]	Mr. Christian is an “Interested Trustee” by reason of his previous employment with RSMC, an investment adviser to the Trust.

			Principal	Number of Funds in
		Term of Office and	Occupation(s) During	Fund Complex
Name and	Position(s) Held	Length of Time	Past	Overseen by	Other Directorships
Date of Birth	with Trust	Served	Five Years	Trustee[1]	Held by Trustee
NICHOLAS GIORDANO Date of Birth: 3/43	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since October 1998.	Consultant, financial services organizations from 1997 to present; Interim President, LaSalle University from 1998 to 1999.	17	Kalmar Pooled Investment Trust; The RBB Fund Inc. (21 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens); Commerce Bancorp, Inc.

LOUIS KLEIN, JR. Date of Birth: 5/35	Trustee	Shall serve until death, resignation or removal. Trustee since October 1999.	Self-employed financial consultant since 1991.	23	CRM Mutual Fund Trust (6 portfolios) (registered investment company) since June 2005; WHX Corporation (industrial manufacturer).

THOMAS LEONARD Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since July 2008.	Retired since 2008. Former Partner with PricewaterhouseCoopers (public accounting) from May 1970 to June 2008.	17	None

			Principal	Number of Funds in
		Term of Office and	Occupation(s) During	Fund Complex
Name and	Position(s) Held	Length of Time	Past	Overseen by	Other Directorships
Date of Birth	with Trust	Served	Five Years	Trustee[1]	Held by Trustee
MARK A. SARGENT Date of Birth: 4/51	Trustee	Shall serve until death, resignation or removal. Trustee since November 2001.	Dean and Professor of Law, Villanova University School of Law since July 1997.	17	The RBB Fund, Inc. (21 portfolios) (registered investment company); NYSE Regulation, Inc.; Financial Industry Regulatory Authority (FINRA)
As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds’ investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS
			Principal	Number of Funds in
		Term of Office and	Occupation(s) During	Fund Complex
Name, Address and	Position(s) Held	Length of Time	Past	Overseen by	Other Directorships
Date of Birth	with Trust	Served	Five Years	Trustee	Held by Trustee
JOHN J. KELLEY 1100 North Market Street Wilmington, DE 19890 Date of Birth: 9/59	President & Chief Executive Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since September 2005.	Chief Operations Officer of WTIM since 2006; Chief Operations Officer of RSMC since 2005; Vice President of PNC Global Investment Servicing (U.S.) Inc. (formerly, PFPC Inc.) from January 2005 to July 2005; Vice President of Administration, 1838 Investment Advisors, LP from 1999 to 2005; Chief Compliance Officer 1838 Investment Advisors, LP from 2004 to 2005.	N/A	N/A

EXECUTIVE OFFICERS
			Principal	Number of Funds in
		Term of Office and	Occupation(s) During	Fund Complex
Name, Address and	Position(s) Held	Length of Time	Past	Overseen by	Other Directorships
Date of Birth	with Trust	Served	Five Years	Trustee	Held by Trustee
ANNA M. BENCROWSKY 1100 North Market Street Wilmington, DE 19890 Date of Birth: 5/51	Vice President, Chief Compliance Officer & Anti-Money Laundering Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified; Officer since September 2004.	Chief Compliance Officer, WTIM since 2007; Vice President, WTIM since 2004; Vice President and Chief Compliance Officer, RSMC since 2004; Vice President and Chief Compliance Officer, 1838 Investment Advisors, LP from 1999 to 2004.	N/A	N/A

EDWARD W. DIFFIN, JR. 1100 North Market Street Wilmington, DE 19890 Date of Birth: 1/52	Vice President & Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified; Officer since February 2007.	Director of Mutual Fund Regulatory Administration of WTIM since November 2006; Coleman Counsel from November 2005 to November 2006; Vice President and Senior Counsel of Merrill Lynch & Co., Inc. from 1994 to 2005.	N/A	N/A

EXECUTIVE OFFICERS
			Principal	Number of Funds in
		Term of Office and	Occupation(s) During	Fund Complex
Name, Address and	Position(s) Held	Length of Time	Past	Overseen by	Other Directorships
Date of Birth	with Trust	Served	Five Years	Trustee	Held by Trustee
JOHN C. McDONNELL 1100 North Market Street Wilmington, DE 19890 Date of Birth: 4/66	Vice President, Chief Financial Officer & Treasurer	Shall serve at the pleasure of the Board and until successor is elected and qualified; Officer since November 2005.	Mutual Fund Administration, Wilmington Trust, since October 2005; Audit and Assurance — Senior, Deloitte (public accounting) from September 2004 to October 2005; Mutual Fund Administration, 1838 Investment Advisors from March 1999 to September 2004.	N/A	N/A

CLAYTON M. ALBRIGHT 1100 North Market Street Wilmington, DE 19890 Date of Birth: 9/53	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since October 1998.	Managing Director Fixed Income Management, Wilmington Trust since 2007; Director Fixed Income Research and Portfolio Manager, Wilmington Trust from 1996 to 2007; Vice President, RSMC since 2001; Vice President of WTIM since 2006; Vice President, Wilmington Trust Company since 1997.	N/A	N/A

JOSEPH M. FAHEY, JR. 1100 North Market Street Wilmington, DE 19890 Date of Birth: 1/57	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since November 1999.	Investment Adviser, WTIM since 2003; Vice President, RSMC since 1992.	N/A	N/A
RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds’ financial operations and performance, oversee the activities and legal compliance of the

Funds’ investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds’ proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2008. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.
AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Leonard, each of whom is an Independent Trustee. Mr. Leonard serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) review the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended June 30, 2008, there were four meetings of the Audit Committee.
NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Leonard and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer (“CCO”) for the Trust. During the fiscal year ended June 30, 2008, there were two meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.
REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board’s compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust’s CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust’s Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust’s investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust’s valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter’s 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO’s performance. During the fiscal year ended June 30, 2008, there were four meetings of the Regulatory Oversight Committee.
SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2007.

Aggregate Dollar Range
of Equity Securities in
All Registered
	Dollar Range of	Investment Companies
	Equity Securities	Overseen by Trustee
	in each Fund of the	within the Family of
Name of Trustee/Portfolio	Trust	Investment Companies

Interested Trustees
Ted T. Cecala		Over $100,000
Wilmington Prime Money Market Fund	Over $100,000
Wilmington U.S. Government Money Market Fund	$10,001-$50,000
Wilmington Multi-Manager Large-Cap Fund	Over $100,000
Wilmington Small-Cap Strategy Fund	$10,001-$50,000
Wilmington Multi-Manager International Fund	Over $100,000
Wilmington Multi-Manager Real Asset Fund	Over $100,000
Wilmington Aggressive Asset Allocation Fund	Over $100,000
Robert J. Christian		Over $100,000
Wilmington Broad Market Bond Fund	Over $100,000
Wilmington Prime Money Market Fund	$10,001-$50,000
Wilmington Multi-Manager International Fund	$50,001-$100,000
Wilmington Multi-Manager Real Asset Fund	$10,001-$50,000
Wilmington ETF Allocation Fund	Over $100,000
Independent Trustees
Robert Arnold	NONE	NONE
Eric Brucker		$50,001-$100,000
Wilmington Short/Intermediate Bond Fund	$10,001-$50,000
Wilmington U.S. Government Money Market Fund	$10,001-$50,000
Nicholas Giordano		Over $100,000
Wilmington Multi-Manager Real Asset Fund	Over $100,000
Louis Klein, Jr.		Over $100,000
Wilmington Multi-Manager International Fund	$50,001-$100,000
Wilmington Aggressive Asset Allocation Fund	$50,001-$100,000
Thomas Leonard	NONE	NONE

Aggregate Dollar Range
of Equity Securities in
All Registered
	Dollar Range of	Investment Companies
	Equity Securities	Overseen by Trustee
	in each Fund of the	within the Family of
Name of Trustee/Portfolio	Trust	Investment Companies

Mark A. Sargent		$10,001-$50,000
Short/Intermediate Term Bond Fund	$10,001-$50,000
As of December 31, 2007, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.
COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2008 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:

				Total
		Pension or		Compensation
	Aggregate	Retirement Benefits	Estimated	from
	Compensation from	Accrued as Part of	Annual Benefits	Fund Complex
Trustee	the Trust	the Trust Expenses	Upon Retirement	Paid to Trustees

Robert H. Arnold	$67,000	None	None	$67,000
Dr. Eric Brucker	$68,000	None	None	$68,000
Ted T. Cecala	None	None	None	None
Robert J. Christian	$67,000	None	None	$67,000
Nicholas Giordano	$89,500	None	None	$89,500
Louis Klein, Jr.	$62,000	None	None	$62,000
Thomas Leonard[1]	None	None	None	None
John J. Quindlen[1]	$76,000	None	None	$76,000
Mark A. Sargent	$72,000	None	None	$72,000

1	Effective July 1, 2008, John J. Quindlen retired from Board of Trustees and Thomas Leonard was appointed to the Board of Trustees.
CODE OF ETHICS
In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each, a “Code” and together, the “Codes”).
The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.
Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Codes adopted by RSMC and each sub-adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement filed with the SEC.
PROXY VOTING
The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board’s continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. RSMC has delegated proxy voting responsibilities to Acadian Asset Management, LLC (“Acadian”), Artio Global Management, LLC (“Artio Global”), Dimensional Fund Advisors LP (“Dimensional”), Goldman Sachs Asset Management, L.P. (“GSAM”), Parametric Portfolio Associates, LLC (“PPA”), Principal Global Investors, LLC (“PGI”), EII Realty Securities, Inc. (“EII”) and ING Clarion Real Estate Securities, L.P. (“ING CRES”). In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund’s investment in its determination on a vote.
RSMC has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Its proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.
RSMC’s proxy voting procedures establish a protocol for voting of proxies in cases in which RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC’s independence of judgment and action in voting the proxy in the best interest of a Fund’s shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by Wilmington Trust’s Securities Review Committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. Attached hereto as Appendices C, D, E, F, G, H, I, J and K are the proxy voting policies and procedures for RSMC, Acadian, Artio Global, Dimensional, GSAM, PPA, PGI, EII and ING CRES, respectively.
The Funds’ proxy voting record as of June 30, 2008 is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 20, 2008 officers and Trustees of the Trust owned individually and together less than 1% of the Fund’s outstanding shares. As of October 20, 2008, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

Fund, Name, Address	Ownership Percentage

Wilmington Multi-Manager Large-Cap Fund — Institutional Shares
National Financial Service Corp.	18.37%
For Attn to Rick Ricon
One World Financial Center
Church Street Station
PO Box 3908
New York, NY 10008

Wilmington Aggressive Asset Allocation Fund	9.33%
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Wilmington Multi-Manager Large-Cap Fund — A Shares
Wilmington Trust Corporation	77.09%
Rodney Square North
1100 North Market Street
Attn. John McDonnell
Wilmington, DE 19890

Nationwide Trust Company FSB	17.97%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218

Wilmington Small-Cap Strategy Fund — Institutional Shares
National Financial Service Corp.	15.87%
For Attn to Rick Ricon
One World Financial Center
Church Street Station
PO Box 3908
New York, NY 10008

Wilmington Aggressive Asset Allocation Fund	8.44%
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Wilmington Small-Cap Strategy Fund — A Shares
Wilmington Trust Corporation	55.21%
Rodney Square North
1100 North Market Street Attn. John McDonnell
Wilmington, DE 19890

Nationwide Trust Company FSB	44.79%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218

Fund, Name, Address	Ownership Percentage

Wilmington Multi-Manager International Fund — Institutional Shares
National Financial Services Corp	6.12%
For the Exclusive Benefit of Customers
Mutual Funds Dept. 5th Floor
200 Liberty Funds Dept
1 World Financial Center
New York, NY 10281

Wilmington Multi-Manager International Fund — A Shares
NFS LLC FEBO	27.43%
Nicholas A. Mann
4013 Everett Street
Kensington, MD 20895

Wilmington Trust Corporation	11.97%
Rodney Square North
1100 North Market Street
Attn John McDonnell
Wilmington, DE 19890

NFS LLC FEBO	11.33%
Wilmington Trust Co. R/O Cust.
IRA of Arthur W. Raine Jr.
PO Box 3282
Salisbury, MD 21808

Ameritrade Inc FBO	10.73%
PO Box 2226
Omaha, NE 68103

NFS LLC FEBO	8.76%
Wilmington Trust Co. R/O Cust.
IRA of Sandra A. Johnson
14050 Pepperbox Road
Delmar, DE 19940

Ameritrade Inc. FBO	8.08%
PO Box 2226
Omaha, NE 68103

NFS LLC FEBO	5.67%
Tyler L. Mann
4013 Everett Street
Kensington, MD 20895

NFS LLC FEBO	5.24%
Wilmington Trust Co. Cust.
IRA of Natalie B. King
2700 Baynard Boulevard
Wilmington, DE 19802

Wilmington Multi-Manager Real Asset Fund — Institutional Shares
National Financial Service Corp.	6.56%
For Attn to Rick Ricon
One World Financial Center
Church Street Station
PO Box 3908
New York, NY 10008

Fund, Name, Address	Ownership Percentage

Wilmington Multi-Manager Real Asset Fund — A Shares
Charles Schwab & Co. Inc.	36.29%
Special Custody Account for
The Benefit of Customers
Attn. Mutual Funds
101 Mongomery Street
San Francisco, CA 94104

Prudential Investment Mgts. Service	15.54%
(FBO) Mutual Fund Clients
Attn. Pruchoice Unit
100 Mulberry Street
Newark, NJ 07102
INVESTMENT ADVISORY AND OTHER SERVICES
RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.
Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker dealer. Cramer Rosenthal McGlynn, LLC. (“CRM”) and Roxbury Capital Management (“Roxbury”) are each registered investment advisers. Wilmington Trust Corporation has a controlling interest in both CRM and Roxbury.
Pursuant to an investment advisory agreement between the Trust and RSMC, RSMC manages the assets of the Funds (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by a Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
Under the Investment Advisory Agreement, RSMC is paid a monthly investment advisory fee at the annual rate of 0.35% of each Fund’s average daily net assets.
For its services as investment adviser, RSMC earned the following gross advisory fees from the Funds during the periods indicated:

	Fiscal Year Ended	Fiscal Year Ended	For the Year Ended
Fund	June 30, 2006	June 30, 2007	June 30, 2008
Large-Cap Fund	$337,767	$625,614	$890,104
Small-Cap Fund	$193,584	$160,254	$126,458
International Fund	$2,147,129	$3,385,407	$3,850,236
Real Asset Fund	$297,162	$1,563,827	$2,318,087

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding class-specific expenses such as Rule 12b-1, shareholder service and transfer agency fees, exceed the following amounts with respect to the following Funds:

Fund	Expense Cap
Large-Cap Fund	1.00%
Small-Cap Fund	0.25	%*

*	The Board amended the expense limitation agreement for the Small-Cap Fund, which became effective December 31, 2008. Prior to December 31, 2008, RSMC contractually agreed to waive, at least through June 30, 2013, its investment advisory fee or reimburse for other expenses to the extent that the Small-Cap Fund’s total annual operating expenses, excluding class specific expenses, exceeded 1.25%.
The waiver for the Large-Cap Fund will remain in place until June 30, 2013 and the waiver for the Small-Cap Fund will remain in place until October 31, 2009. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund or class thereof prior to such termination date. Pursuant to RSMC’s contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the following Funds:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2006	June 30, 2007	June 30, 2008
Large-Cap Fund	$0	$0	$0
Small-Cap Fund	$120,032	$134,513	$228,512
International Fund	$0	$0	$0
Real Asset Fund	$0	$0	$0
ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC has agreed to: (a) direct the investments of the Funds, subject to and in accordance with each Fund’s investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund’s objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC has agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.
The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees employed by RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC. Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.
SUB-ADVISORY SERVICES
All Funds. Wilmington Trust Investment Management, LLC (“WTIM”), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement dated November 1, 2005 among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed contractual amount of RSMC’s advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

WTIM received the following fees from RSMC (not the Funds) for its services during the Fund’s last three fiscal years:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2006	June 30, 2007	June 30, 2008
Large-Cap Fund	$269,469	$553,441	$835,601
Small-Cap Fund	$77,123	$26,904	None
International Fund	$1,300,423	$2,708,325	$3,080,190
Real Asset Fund	$231,088	$1,250,977	$1,895,253
The Cap Funds. WTIM’s Fundamentally Weighted Equity Strategy. WTIM acts as a sub-adviser to each of the Cap Funds with respect to the use of WTIM’s fundamentally weighted strategy. RSMC may, at its discretion, allocate a portion of each Cap Fund’s assets to WTIM to manage pursuant to WTIM’s proprietary fundamentally weighted strategy. The sub-advisory services using the fundamentally weighted strategy are in addition to those services currently provided to each Cap Fund for which WTIM is compensated by RSMC out of its investment advisory fee pursuant to a separate investment sub-advisory agreement. For these sub-advisory services provided to the Cap Funds, WTIM receives a monthly portfolio management fee based on the average daily net assets allocated to the “fundamentally weighted” strategy: 0.40% on the first $10 million in assets; 0.35% on the next $15 million in assets and 0.30% on the assets over $25 million.
WTIM’s Quantitative Investment Strategy. WTIM also acts as a sub-adviser to each of the Cap Funds with respect to use of its quantitative investment strategy. The sub-advisory services using this strategy are in addition to the other services provided to each Cap Fund. For these sub-advisory services, WTIM receives a monthly portfolio management fee based on the average daily assets allocated to the quantitative strategy at an annual rate of: for the Large-Cap Fund, 0.15% on the first $1 billion in assets, 0.10% on the next $1 billion in assets, and 0.05% on assets in excess of $2 billion; for the Small-Cap Fund, 0.20% on the first $1 billion in assets, 0.15% on the next $1 billion in assets, and 0.10% on assets in excess of $2 billion.
Large-Cap Fund. In addition to WTIM, Armstrong Shaw Associates, Inc. (“ASA”), First Quadrant, L.P. (“First Quadrant”) and Montag & Caldwell, Inc. (“M&C”) act as sub-advisers to the Large-Cap Fund and each are registered investment advisers. ASA, First Quadrant and M&C are located at 45 Grove Street, New Canaan, Connecticut, 06840; 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101; and 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326.
Jeffrey Shaw controls ASA due to his ownership of more than 50% of ASA.
The First Quadrant limited partners control approximately 36% of outstanding equity, while the general partner, Affiliated Managers Group, controls the remaining 64%.
M&C is a direct wholly owned subsidiary of Fortis Bank SA/NV, a subsidiary of Fortis SA/NV which is owned by the Government of Belgium.
For its sub-advisory services, ASA receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under ASA’s management; 0.45% of the next $25 million of average daily net assets under ASA’s management; and 0.40% of the average daily net assets over $50 million under ASA’s management.
For its sub-advisory services, First Quadrant receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $75 million of average daily net assets under First Quadrant’s management and assets of certain similarly managed assets in client accounts of RSMC and its affiliates (“First Quadrant’s Assets Under Management”); 0.35% of the next $75 million of First Quadrant’s Assets Under Management; 0.30% of the next $150 million of First Quadrant’s Assets Under Management; and 0.21% of First Quadrant’s Assets Under Management over $300 million.

For its sub-advisory services, M&C receives a monthly portfolio management fee at the annual rate of: 0.65% of the first $10 million of average daily net assets under M&C’s management; 0.50% of the next $10 million of average daily net assets under M&C’s management; 0.35% of the next $50 million of average daily net assets under M&C’s management; and 0.25% of the average daily net assets over $70 million under M&C’s management.
For their sub-advisory services, the sub-advisers of the Large Cap Fund received the following fees, net of any waivers or reimbursements:

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
Sub-Adviser	June 30, 2006	June 30, 2007	June 30, 2008
ASA	$107,881	$147,240	$106,900
First Quadrant	$90,267	$188,785	$231,423
M&C	$65,504	$81,832	$147,974
Parametric Portfolio Associates, LLC (“PPA”)*	$40,507	$48,207	$43,183
Robeco**	N/A	N/A	$40,463
WTIM***	N/A	$39,185	$142,324

*	PPA was terminated as a sub-adviser to the Cap Funds as of February 1, 2008.

**	Prior to December 17, 2007, Robeco was a sub-adviser to the Wilmington Multi-Manager Mid-Cap Fund which was reorganized into the Large-Cap Fund. Robeco began receiving fees for providing sub-advisory services to the Large-Cap Fund as of February 1, 2008.

***	WTIM became a sub-adviser to the Cap Funds with respect to its quantitative investment strategy on February 1, 2008.
Small-Cap Fund. The Small Cap Fund for the fiscal years ended June 30, 2006, 2007 and 2008, paid the following sub-advisory fees, net of any waivers or reimbursements:

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
Sub-Adviser	June 30, 2006	June 30, 2007	June 30, 2008
Batterymarch Financial Management, Inc. (“BFM”)*	$121,816	$60,555	$65,445
PPA**	$31,668	$36,438	$17,557
Systematic Financial Management L.P. (“SFM”)	$171,920	$104,961	$53,767
TAMRO Capital Partners LLC (“TAMRO”)*	N/A	N/A	N/A
WTIM***	N/A	$7,850	$24,915

*	BFM was replaced by TAMRO as a sub-adviser to the Small-Cap Fund on July 14, 2008.

**	PPA was terminated as a sub-adviser to the Cap Funds as of February 1, 2008.

***	WTIM became a sub-adviser to the Cap Funds with respect to its quantitative investment strategy on February 1, 2008.
International Fund. Acadian, Artio Global, Dimensional, GSAM, PGI and PPA act as sub-advisers to the International Fund and are each registered investment advisers. Acadian, Artio Global, Dimensional, GSAM, PPA and PGI are located, respectively at: One Post Office Square, Boston, MA 02109; 330 Madison Avenue, New York, New York 10017; 1299 Ocean Avenue, Santa Monica CA 90401; 32 Old Slip, New York, New York 10005; 1151 Fairview Avenue North, Seattle, WA 98109; and 801 Grand Avenue, Des Moines, Iowa, 50392.
Old Mutual Asset Managers (U.S.) LLC owns 100% of the class A (voting) shares of Acadian. Ownership of the class B shares, which provide financial participation in the profitability of the firm, are divided, with just over 71% owned by Old Mutual and the remainder owned by a Key Employee Limited Partnership.
Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited.

Artio Global, a Delaware limited liability company, is a wholly-owned subsidiary of Artio Global Investors Inc., a registered broker-dealer, which in turn is a wholly-owned subsidiary of Julius Baer Holding Ltd., a Swiss corporation.
Dimensional is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware Corporation.
GSAM, is a wholly-owned subsidiary of The Goldman Sachs Group, Inc., part of the Investment Management Division (“IMD”), and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”).
Through its parent company, Eaton Vance Acquisitions Business Trust, PPA is a majority owned subsidiary of Eaton Vance Corp. (“EVC”).
PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company (“Principal”). PGI is under common control with Princor Financial Services Corporation (“Princor”). PGI is a sub-adviser to Principal Management Corporation (“Principal Management”). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole owner of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI is the sole owner of Edge Asset Management. PGI is the sole owner of Spectrum Asset Management. PGI has a majority ownership of Columbus Circle Investors.
The International Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by each sub-adviser:

Sub-Advisory Fee as a Percentage of
Sub-Adviser	Average Daily Net Assets ("Assets")
Acadian	0.75% on the first $25 million in Assets;
0.65% on the next $25 million in Assets;
0.50% on the next $100 million in Assets; and
0.40% on Assets over $150 million.
Artio Global	0.50%
Dimensional	0.45% on the first $50 million in Assets; and
0.30% on Assets over $50 million.
GSAM	0.50%
PPA	0.80% on the first $100 million in Assets; and
0.75% on Assets over $100 million.
PGI	0.75%
For their sub-advisory services, the sub-advisers of the International Fund received the following fees, net of any waivers or reimbursements:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Sub-Adviser	June 30, 2006	June 30, 2007	June 30, 2008
Acadian	$274,243	$832,510	$1,070,023
Artio Global	$1,269,146	$1,415,862	$782,911
The Boston Company*	$273,196	$817,008	$196,203
Dimensional	N/A	$35,305 **	$536,412
GSAM	$1,326,115	$1,550,602	$1,323,919
PPA	N/A	N/A	$1,060,705
PGI	N/A	N/A	$609,886

*	The Boston Company was terminated as a sub-adviser to the International Fund as of October 15, 2007.

**	For the period from June 1, 2007 through June 30, 2007.
Real Asset Fund. The sub-advisers to the Real Asset Fund are EII Realty Securities, Inc. (“EII”), ING Clarion Real Estate Securities, L.P. (“ING CRES”), Pacific Investment Management Company LLC (“PIMCO”) and Sinopia

Asset Management (“Sinopia”), each of which are registered investment advisers. In addition, Rodney Square Management Corporation, the investment adviser, directly manages the portions of the Real Asset Fund allocated to the inflation-protected debt securities strategy (i.e., “TIPS”) and to the enhanced cash strategy. EII, ING CRES, PIMCO and Sinopia are located, respectively, at: 717 Fifth Avenue, 10th Floor, New York, NY 10022; 201 King of Prussia Road, Suite 600, Radnor, PA 19087; 840 Newport Center Drive, Newport Beach, CA 92660; and Immeuble Ile De France, 4, Place de la Pyramide, Puteaux France, 92800.
EII is a wholly owned subsidiary of European Investors Inc., which is a registered investment adviser. European Investors Inc. is owned by European Investors Holding Company, which in turn is owned by Christian A. Lange and Richard Adler, who own 52% and 14%, respectively and the remainder by employees.
ING CRES is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.
PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.
Sinopia, a Société Anonyme organized under the laws of France, is a wholly-owned subsidiary of HSBC France. HSBC France is owned by HSBC Bank PLC.
The Real Asset Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-adviser:

Advisory/ Sub-Advisory Fee as a Percentage of
Adviser/ Sub-Adviser	Average Daily Net Assets ("Assets")
EII	0.65% of the first $100 million in Assets; and
0.60% of the next $100 million

ING CRES	0.65% of the first $50 million in Assets; 0.55% of the next $50 million in Assets; and 0.45% of Assets over $100 million

PIMCO	For Assets allocated to PIMCO’s Global Real Return strategy: 0.25% on the average daily net assets allocated to PIMCO’s Global Real Return strategy;

For Assets allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy: 0.50% on the first $100 million of average daily net assets allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy and 0.45% of average daily net assets over $100 million allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy.

Based on the current allocation of 85% and 15% to the PIMCO Global Real Return strategy and the Emerging Market (EM) Local Bonds strategy, respectively, PIMCO is expected to receive a monthly portfolio management fee at the annual rate of 0.2875% on the average daily net assets under PIMCO’s management.

Sinopia	0.20% on the first $100 million in Assets; 0.15% on the next $400 million in Assets; and 0.10% of Assets over $500 million

RSMC	0.35% on all assets except Assets allocated to the inflation-protected debt securities (“TIPS”) strategy or the Enhanced Cash Strategy*; and

For Assets allocated to the TIPS strategy: 0.42% of the first $25 million in Assets allocated to the TIPS strategy; 0.39% of the next $25 million in Assets allocated to the TIPS strategy; and 0.37% of Assets over $50 million;

For assets allocated to the Enhanced Cash strategy: 0.43% of Assets allocated to the Enhanced Cash Strategy
For their sub-advisory services, the sub-advisers of the Real Asset Fund received the following fees, net of any waivers or reimbursements:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Sub-Adviser*	June 30, 2006	June 30, 2007	June 30, 2008
AEW Management and Advisors, L.P.	$123,985	$234,444	$300,313
EII**	N/A	N/A	$48,112
ING CRES**	N/A	N/A	$53,558
Real Estate Management Services Group, LLC (“REMS”) **	$112,215	$225,398	$155,670
Standish Mellon***	$3,429	$59,870	$45,378

*	PIMCO and Sinopia are not included in the table because they did not begin providing sub-advisory services to the Fund until after June 30, 2008.

**	EII and ING CRES were added as sub-advisers and REMS was terminated as a sub-adviser to the Real Asset Fund as of April 29, 2008.

***	Standish Mellon was terminated as of February 1, 2008. RSMC began directly managing the portions of the Real Asset Fund allocated to the TIPS strategy and to the enhanced cash strategy as of February 1, 2008.
Sub-Advisory Fee Waiver Agreement. For purposes of calculating the sub-advisory fee payable by a Fund, each sub-adviser (each, a “Participating Sub-Adviser”) has entered into an agreement with RSMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating

Sub-Adviser’s sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Adviser’s fee calculation is based on the average daily net asset value of a Fund Account together with the account values of certain similarly managed assets in client accounts of RSMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Adviser on behalf of the similarly managed assets in client accounts of RSMC and its affiliates will accrue to the benefit of RSMC and its affiliates. This additional benefit to RSMC is the direct result of using Fund account assets to reduce the sub-advisory fee paid to the Participating Sub-Adviser for services to the similarly managed assets.
SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund’s assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Fund’s investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.
Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Sub-Advisory Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.
AGGREGATE ADVISORY AND SUB-ADVISORY FEES. For services performed under the Investment Advisory Agreement and the Sub-Advisory Agreements during the last three fiscal years, the Funds, directly or indirectly, incurred advisory fees, net of any fee waivers or reimbursements, as set forth below:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2006	June 30, 2007	June 30, 2008
Large-Cap Fund	$641,926	$1,157,863	$1,602,371
Small-Cap Fund	$398,956	$235,545	$59,630
International Fund	$5,289,829	$8,036,694	$9,430,295
Real Asset Fund	$536,791	$2,083,539	$2,988,310
ADMINISTRATION AND ACCOUNTING SERVICES
Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and directors’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PNC Global Investment Servicing (U.S.) Inc. (“PNC Global”) (formerly, PFPC Inc.) performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.
For its services under the Administration agreement, RSMC receives a fee equal to: 0.0185% of the first $2 billion of the Trust’s total aggregate net assets; 0.0175% of the next $2 billion of the Trust’s total aggregate net assets; 0.0125% of the next $2 billion of the Trust’s total aggregate net assets’ and 0.0080% of the Trust’s total aggregate net assets in the excess of $6 billion.
Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PNC Global Investment Servicing (U.S.) Inc. (“PNC Global”) (formerly, PFPC Inc.) performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides.
For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2007, and 2008, RSMC received the following fees paid by the Funds during the period indicated:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2006	June 30, 2007	June 30, 2008
Large-Cap Fund	$3,295	$28,427	$36,158
Small-Cap Fund	$1,496	$7,002	$5,122
International Fund	$21,585	$147,523	$155,601
Real Asset Fund	$4,284	$68,133	$93,312
For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2007, and 2008, each Fund paid PNC Global the following fees, after waivers, during the period indicated:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2006	June 30, 2007	June 30, 2008
Large-Cap Fund	$103,480	$132,728	$213,192
Small-Cap Fund	$79,995	$66,210	$121,864
International Fund	$546,888	$614,629	$838,780
Real Asset Fund	$76,673	$245,738	$374,235
Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund’s compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO in maintaining the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO’s total compensation.
ADDITIONAL SERVICE PROVIDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) providing assistance and consultation in connection with SEC filings and (3) reviewing the annual Federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.
LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.
CUSTODIANS. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds, except for the International Fund. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust and, with respect to the International Fund as the Custodian. Citibank, N.A., 399 Park Avenue, New York, NY 10043, serves as the Trust’s foreign custody manager.
TRANSFER AGENT. PNC Global Investment Servicing (U.S.) Inc. (“PNC Global”) (formerly, PFPC Inc.), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN
Professional Funds Distributor, LLC (the “Distributor”), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.
Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Trust’s Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Trust, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds’ Institutional Shares.
The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement has continued in effect for successive annual periods provided such continuance has been approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.
The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Trust or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares’ Rule 12b-1 Plan regardless of the Distributor’s expenses.
The A Shares’ Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions (“Service Organizations”) such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The A Shares’ Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis average net assets of each Fund’s A Shares to compensate the Distributor for making payments to certain Service Organizations who have sold A Shares of the Funds and for other distribution expenses.
For the fiscal years ended June 30, 2006, 2007 and 2008, the A Shares of each of the Funds incurred Rule 12b-1 Distribution fees in respect of broker-dealer compensation as follows:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2006	June 30, 2007	June 30, 2008
Large-Cap Fund	$14	$28	$57
Small-Cap Fund	$16	$29	$27
International Fund	$20	$185	$333
Real Asset Fund	$14	$125	$8,669
Under the A Shares’ Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. When purchasing A Shares, a sales charge will be incurred at the time of purchase (a “front-end sales charge”) based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectus under “Purchase of Shares — Front End Sales Charge.”
PORTFOLIO MANAGERS
The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading “Fund Management” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:
(i)	“Other Accounts Managed.” Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2008;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager’s management of a Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of, and method used to determine the compensation received by the Funds portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2008; and

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Funds as of June 30, 2008.

All Funds
     Wilmington Trust Investment Management LLC, Sub-Adviser
Other Accounts Managed (As of June 30, 2008).

			Number of	Total Assets
			Accounts	Managed
			Managed	subject to a
			subject to a	Performance
			Performance	Based
Portfolio Manager/	Total Number of	Total Assets	Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
R. Samuel Fraundorf Registered Investment Companies:	16	2,268	0	0
Other Pooled Investment Vehicles:	12	3,616	0	0
Other Accounts:	0	0	0	0

George Chen Registered Investment Companies:	8	2,124	0	0
Other Pooled Investment Vehicles:	12	3,616	0	0
Other Accounts:	0	0	0	0

Amanda M. Cogar Registered Investment Companies:	8	2,124	0	0
Other Pooled Investment Vehicles:	12	3,616	0	0
Other Accounts:	0	0	0	0

Jonathan Glidden Registered Investment Companies:	8	2,124	0	0
Other Pooled Investment Vehicles:	12	3,616	0	0
Other Accounts:	0	0	0	0

Rex P. Macey* Registered Investment Companies:	12	214.9	0	0
Other Pooled Investment Vehicles:	6	355.3	0	0
Other Accounts:	499	299.3	0	0

Andrew H. Hopkins* Registered Investment Companies:	12	214.9	0	0
Other Pooled Investment Vehicles:	6	355.3	0	0
Other Accounts:	499	299.3	0	0

Rafael E. Tamargo* Registered Investment Companies:	12	214.9	0	0
Other Pooled Investment Vehicles:	6	355.3	0	0
Other Accounts:	499	299.3	0	0

Edward S. Forrester* Registered Investment Companies:	12	214.9	0	0
Other Pooled Investment Vehicles:	5	296.6	0	0
Other Accounts:	240	178.1	0	0

			Number of	Total Assets
			Accounts	Managed
			Managed	subject to a
			subject to a	Performance
			Performance	Based
Portfolio Manager/	Total Number of	Total Assets	Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Allen Choinski* Registered Investment Companies:	12	214.9	0	0
Other Pooled Investment Vehicles:	5	296.6	0	0
Other Accounts:	240	178.1	0	0

*	Portfolio Manager for the Large-Cap Fund and Small-Cap Fund
Material Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing a Fund’s investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.
WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds—for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.
WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.
Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.
Compensation (As of June 30, 2008). Each portfolio manager is paid a salary based on his or her job position and an annual bonus that includes four measures: Performance; Teamwork and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager’s bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee’s job responsibilities. For Mr. Chen and Ms. Cogar the maximum bonus is 25%. For Mr. Fraundorf the maximum bonus is 75%. For members of the Investment Strategy Team (Mr. Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington including the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington retirement plans.
Ownership of Securities (As of June 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.
Large-Cap Fund
     Armstrong Shaw Associates Inc.
Other Accounts Managed (As of June 30, 2008).

			Number of	Total Assets
			Accounts	Managed
			Managed	subject to a
			subject to a	Performance
			Performance	Based
Portfolio Manager/	Total Number of	Total Assets	Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Jeffrey Shaw Registered Investment Companies:	3	1,821	1	1,712
Other Pooled Investment Vehicles:	2	192	0	0
Other Accounts:	93	2,526	1	4.3
Material Conflicts of Interest. It is possible that from time to time potential conflicts of interest may arise between the portfolio manager’s management of the investments in Wilmington Multi-Manager Large- Cap Fund, on the one hand, and the management of other accounts, on the other. Armstrong Shaw Associates Inc. does not believe any of these potential conflicts of interest pose significant risk to the Wilmington Multi-Manager Large-Cap Fund. Armstrong Shaw believes that its compliance policies and procedures are appropriate to detect, prevent and eliminate many conflicts of interest between Armstrong Shaw, its access persons (all employees and directors) and clients. However, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Armstrong Shaw has not identified in the summary below.
A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of Wilmington Multi-Manager Large-Cap Fund. Because of the portfolio manager’s positions with Wilmington Multi-Manager Large-Cap Fund, the portfolio manager knows the size, timing and possible market impact of the Wilmington Multi- Manager Large-Cap Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts he manages and to the possible detriment of Wilmington Multi-Manager Large-Cap Fund. Armstrong Shaw has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.
The portfolio manager may serve as advisor to certain accounts which have advisory fees based partially or entirely on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that they believe might be the most profitable to accounts with incentive fees. Armstrong Shaw believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time.
Potential conflicts of interest may arise when allocating and/or aggregating trades. Armstrong Shaw often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Armstrong Shaw has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.
Compensation (As of June 30, 2008). Compensation at ASA is comprised primarily of two components: salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is variable, depending on both overall firm results (i.e. profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.
Ownership of Securities (As of June 30, 2008). Mr. Shaw did not beneficially own any shares of the Funds as of June 30, 2008.
First Quadrant LP
Other Accounts Managed (As of June 30, 2008).

				Total Assets
				Managed
			Number of Accounts	subject to a
			Managed subject to	Performance Based
Portfolio Manager/	Total Number of	Total Assets	a Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Christopher G. Luck, Jia Ye, and Nelson Wicas Registered Investment Companies:	3	$172	0	0
Other Pooled Investment Vehicles:	1	$202	0	0
Other Accounts:	44	$6,527	5	$1,907
R. Max Darnell Registered Investment Companies:	6	$463	0	$0
Other Pooled Investment Vehicles:	12	$2,837	8	$2,362
Other Accounts:	68	$22,228	15	$6,967
Material Conflicts of Interest. First Quadrant does not foresee any potential material conflict of interest in connection with its portfolio managers’ management of the Fund’s investments and the investments of other accounts managed.
Compensation (As of June 30, 2008). The portfolio managers receive a base salary as determined by First Quadrant’s Executive Committee based upon their individual job responsibilities and performance. They are eligible for annual bonuses based in part upon the financial success of the firm and their contributions to that success as evaluated by the Executive Committee. In addition, they receive an annual contribution from the firm’s 401(k) and Profit Sharing Plan.
Ownership of Securities (As of June 30, 2008). Neither Mr. Luck, Ms. Ye, Mr. Wicas nor Mr. Darnell beneficially owned any shares of the Funds as of June 30, 2008.
     Montag & Caldwell, Inc.
Other Accounts Managed (As of June 30, 2008).

				Total Assets Managed
			Number of Accounts	subject to a
			Managed subject to	Performance Based
Portfolio Manager/	Total Number of	Total Assets	a Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Ronald E. Canakaris Registered Investment Companies:	4	$2,102	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	7	$1,259	0	0
Helen M. Donahue Registered Investment Companies:	1	$3	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	219	$392	0	0
Grover C. Maxwell III Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	24	$513	0	0
Material Conflicts of Interest. Since all of M&C large cap growth portfolios, including that managed for the Trust, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from M&C’s handling of multiple large-cap growth accounts. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.
Compensation (As of June 30, 2008). Compensation, which includes salary and bonus, is determined by the firm’s Executive Committee based on the success of the firm in achieving clients’ investment objectives and providing excellent client service. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of M&C as a firm.
Ownership of Securities (As of June 30, 2008). No Portfolio Manager beneficially owned any shares of the Funds as of June 30, 2008.

International Fund
     Acadian Asset Management LLC.
Other Accounts Managed (As of June 30, 2008).

				Total Assets Managed
			Number of Accounts	subject to a
			Managed subject to	Performance Based
Portfolio Manager/	Total Number of	Total Assets	a Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Matthew J. Cohen Registered Investment Companies:	11	5,995	3	3,373
Other Pooled Investment Vehicles:	58	13,103	8	1,466
Other Accounts:	200	57,969	36	16,214
Terence C. Burnham Registered Investment Companies:	11	5,995	3	3,373
Other Pooled Investment Vehicles:	58	13,103	8	1,466
Other Accounts:	200	57,969	36	16,214

*	Please note that investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers listed above work on all core equity products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.
Material Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.
To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Chief Compliance Officer.
Compensation (As of June 30, 2008). Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as part of a Key Employee Limited Partnership (KELP). Portfolio manager compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.
Depending on Acadian’s financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution. In addition, Acadian’s bonus pool is funded via a profit-sharing arrangement with Old Mutual. The profit-sharing is solely a function of Acadian’s financial results; the results of the larger Old Mutual group do not impact this calculation.
Ownership of Securities (As of June 30, 2008). Neither Mr. Cohen nor Mr. Burnham beneficially owned any shares of the Funds as of June 30, 2008.
     Artio Global Management LLC
Other Accounts Managed (As of June 30, 2008).

				Total Assets
			Number of	Managed
			Accounts Managed	subject to a
			subject to a	Performance Based
Portfolio Manager/	Total Number of	Total Assets	Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Rudolph Riad Younes Registered Investment Companies:	10	36,762	0	0
Other Pooled Investment Vehicles:	12	10,892	0	0
Other Accounts:	88	18,673	4	1,747
Richard C. Pell Registered Investment Companies:	10	37,939	0	0
Other Pooled Investment Vehicles:	12	10,824	0	0
Other Accounts:	8	18,230	4	1,747
Material Conflicts of Interest. As Messrs. Younes and Pell share in the profits of Artio Global, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where Artio Global might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which Artio Global receives higher investment advisory fees based on the assets under management.
In order to address these potential conflicts, Artio Global’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of Artio Global’s clients are disadvantaged in Artio Global’s management of accounts. Additionally, Artio Global’s internal controls are tested as part of the firm’s Compliance Monitoring Program.
Compensation (As of June 30, 2008). Compensation consists of Salary (Fixed Compensation), Profit sharing (Fixed Compensation), Bonus (Performance), Deferred Compensation (Fixed Compensation), Employee Stock Purchase Plan (Tenure), Pension/401K Plan (Tenure), Retirement Plan (Tenure).
Ownership of Securities (As of June 30, 2008). Neither Mr. Younes nor Mr. Pell beneficially owned any shares of the Funds as of June 30, 2008.

     Dimensional Fund Advisors, LP
Other Accounts Managed (As of June 30, 2008).

			Number of	Total Assets
			Accounts	Managed
			Managed	subject to a
			subject to a	Performance Based
Portfolio Manager/	Total Number of	Total Assets	Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Karen Umland Registered Investment Companies:	35	$46,602	0	0
Other Pooled Investment Vehicles:	5	$912	0	0
Other Accounts:	17	$4,270	0	0
Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other account(s). Other accounts include registered mutual funds (other than the International Funds), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to a fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:
•	Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the International Fund.

•	Investment Opportunities. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may suitable for more than one Account, an Account (such as the International Fund) may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.

•	Broker Selection. With respect to securities transactions for the International Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for various Accounts that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the International Fund or other Account(s).

•	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which they have portfolio management responsibilities.
Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation (As of June 30, 2008). Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of the portfolio managers is not directly based upon the performance of the International Fund or other Accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:
•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	Semi Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegatees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
Ownership of Securities (As of June 30, 2008). Ms. Umland did not beneficially own any shares of the Funds as of June 30, 2008.

     Goldman Sachs Asset Management, L.P.
Other Accounts Managed (As of June 30, 2008).

			Number of	Total Assets
			Accounts	Managed
			Managed subject	subject to a
			to a Performance	Performance Based
Portfolio Manager/	Total Number of	Total Assets	Based	Advisory Fee
Type of Accounts	Accounts Managed	(billions)	Advisory Fee	(millions)
Robert Jones Registered Investment Companies:	74	28.8	0	0
Other Pooled Investment Vehicles:	73	19.4	35	8.2
Other Accounts:	778	80.2	91	40.4
Melissa Brown Registered Investment Companies:	74	28.8	0	0
Other Pooled Investment Vehicles:	73	19.4	35	8.2
Other Accounts:	778	80.2	91	40.4
Len Ioffe Registered Investment Companies:	74	28.8	0	0
Other Pooled Investment Vehicles:	73	19.4	35	8.2
Other Accounts:	778	80.2	91	40.4
Material Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
GSAM’s portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.
Compensation (As of June 30, 2008). The Global Quantitative Equity Team’s (the “GQE Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance; his or her contribution to the overall performance of GQE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.
The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the GQE Team’s pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the GQE Team performed consistently with objectives and client commitments; (2) whether the GQE Team achieved top tier rankings and ratings; and (3) whether the GQE

Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The GQE Team’s decision may also be influenced by the following: the performance of GSAM and anticipated compensation levels among competitive firms.
Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Ownership of Securities (As of June 30, 2008). No Portfolio Manager beneficially owned any shares of the Funds as of June 30, 2008. Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.
     Parametric Portfolio Associates, LLC
Other Accounts Managed (As of June 30, 2008).

			Number of	Total Assets
			Accounts	Managed
			Managed	subject to a
	Total		subject to a	Performance
	Number of		Performance	Based
Portfolio Manager/	Accounts	Total Assets	Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Thomas Seto
Registered Investment Companies:	14	5,694	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	16,862	23,453	0	0
David M. Stein, Ph.D.
Registered Investment Companies:	14	5,694	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	16,862	23,453	0	0
Material Conflicts of Interest. The portfolio manager, acting according to each Fund’s investment mandate, quantitatively constructs the portfolios to match either a third-party index or, in the case of the International Fund, a rules-based structured model portfolio. Thus, there is little risk of the portfolio manager acting against a Fund’s interests.
Compensation (As of June 30, 2008). Compensation Structure. Compensation of PPA portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (PPA’s parent company) nonvoting common stock.
PPA investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of PPA investment professionals is reviewed primarily on an annual basis.

Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.
Method to Determine Compensation. PPA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of PPA and Eaton Vance Corp. Cash bonuses are determined based on a target percentage of PPA profits. While the salaries of PPA portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
Ownership of Securities (As of June 30, 2008). Messrs. Seto and Stein did not beneficially own any shares of the Funds as of June 30, 2008.
     Principal Global Investors, LLC
Other Accounts Managed (As of June 30, 2008).

			Number of	Total Assets
			Accounts	Managed
			Managed	subject to a
	Total		subject to a	Performance
	Number of		Performance	Based
Portfolio Manager/	Accounts	Total Assets	Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Michael L. Reynal
Registered Investment Companies:	5	1,919	0	0
Other Pooled Investment Vehicles:	4	1,507	0	0
Other Accounts:	9	941	0	0
Material Conflicts of Interest. PGI is not aware of any material conflicts of interest that may arise in connection with simultaneously managing this account or other accounts.
Compensation (As of June 30, 2008). Portfolio Manager compensation is composed of two parts: base salary and incentive compensation. Total cash compensation is targeted to be consistent with the national averages. On average, 80% of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one-year, two-year, and three-year periods consistent with appropriate risk management standards. The remaining 20% of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development.
Ownership of Securities (As of June 30, 2008). Mr. Reynal did not beneficially own any shares of the Funds as of June 30, 2008.

Real Asset Fund
     Rodney Square Management Corporation, Investment Adviser
Other Accounts Managed (As of June 30, 2008).

				Total Assets
			Number of Accounts	Managed subject to a
	Total Number of		Managed subject to a	Performance Based
Portfolio Manager/	Accounts	Total Assets	Performance Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Clayton M. Albright, III
Registered Investment Companies:	3	533.4	0	0
Other Pooled Investment Vehicles:	1	60.5	0	0
Other Accounts:	90	727.4	0	0
Dominick J. D’Eramo
Registered Investment Companies:	3	533.4	0	0
Other Pooled Investment Vehicles:	1	60.5	0	0
Other Accounts:	100	2,000	0	0
Joseph M. Fahey, Jr.
Registered Investment Companies:	4	6,211.4	0	0
Other Pooled Investment Vehicles:	3	370.7	0	0
Other Accounts:	3	90.5	0	0
Material Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing a Fund’s investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. RSMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. RSMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. RSMC seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.
RSMC does not receive a performance fee for its management of the Funds. RSMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds—for instance, those that pay a higher advisory fee. The policies of RSMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

RSMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in RSMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.
Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. RSMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s investment activities by requiring prior written approval from the Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of RSMC and its affiliates.
Compensation (As of June 30, 2008). RSMC’s investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive based on pre-tax performance as a part of his/her overall compensation. Portfolio managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing 1, 2, 3, 4 and 5 year periods.
Ownership of Securities (As of June 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.
     EII Realty Securities, Inc. (“EII”)
Other Accounts Managed (As of June 30, 2008).

				Total Assets
			Number of	Managed
			Accounts Managed	subject to a
			subject to a	Performance Based
Portfolio Manager/	Total Number of	Total Assets	Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Peter Nieuwland
Registered Investment Companies:	3	$872	0	0
Other Pooled Investment Vehicles:	1	72	0	0
Other Accounts:	44	1,762	3	$169
Alfred C. Otero
Registered Investment Companies:	3	$872	0	0
Other Pooled Investment Vehicles:	1	72	0	0
Other Accounts:	44	1,762	3	$169

				Total Assets
			Number of	Managed
			Accounts Managed	subject to a
			subject to a	Performance Based
Portfolio Manager/	Total Number of	Total Assets	Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
James E. Rehlaender
Registered Investment Companies:	3	$872	0	0
Other Pooled Investment Vehicles:	1	72	0	0
Other Accounts:	44	1,762	3	$169
Suang Eng Tsan
Registered Investment Companies:	3	$872	0	0
Other Pooled Investment Vehicles:	1	72	0	0
Other Accounts:	44	1,762	3	$169
Material Conflicts of Interest. EII is not aware of any potential conflicts of interest. EII manages all Global real estate securities client portfolios in a similar manner, unless client guidelines dictate otherwise.
Compensation (As of June 30, 2008). EII investment professionals are paid above market base salaries, a year-end cash bonus and are eligible for profit sharing participation. Equity in EII is made available to key professionals. For senior members of the investment team, including portfolio managers, bonuses can be multiples of base salary. Incentives are determined based on portfolio performance, firm profitability and individual contribution. Analysts are recognized and compensated for their stock recommendations throughout the year. Portfolio managers also derive a major portion of their compensation based on relative performance objectives. EII is focused on ensuring compensation is adequate to attract and retain high caliber personnel and recently enlisted the services of a compensation consultant to ensure its assessment of the current market was accurate. EII also believes qualitative aspects, such as collegial and inspiring work environment, are vital to retaining and motivating high caliber personnel.
Ownership of Securities (As of June 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.
     ING Clarion Real Estate Securities, LP (“ING CRES”)
Other Accounts Managed (As of June 30, 2008).

				Total Assets
			Number of	Managed
			Accounts Managed	subject to a
			subject to a	Performance Based
Portfolio Manager/	Total Number of	Total Assets	Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
T. Ritson Ferguson
Registered Investment Companies:	24	13,854.5	1	194.3
Other Pooled Investment Vehicles:	16	977.8	12	644.7
Other Accounts:	64	2,317.1	3	1,124.8
Steven D. Burton
Registered Investment Companies:	21	13,024.8	1	194.3
Other Pooled Investment Vehicles:	3	129.6	0	0
Other Accounts:	45	1,769.8	1	257.8

				Total Assets
			Number of	Managed
			Accounts Managed	subject to a
			subject to a	Performance Based
Portfolio Manager/	Total Number of	Total Assets	Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Joseph P. Smith
Registered Investment Companies:	20	13,230.7	1	194.3
Other Pooled Investment Vehicles:	16	977.8	12	644.7
Other Accounts:	59	2,250.7	3	285.7
Material Conflicts of Interest. ING CRES regularly reviews its operations in order to identify potential conflicts of interest that must be addressed through its compliance program and/or disclosed to clients. ING CRES manages other accounts that pay them a higher fee (expressed as a percent of assets under management), as well as accounts that pay a performance fee. ING CRES has adopted compliance policies and procedures, including those relating to trade aggregation and allocation, which they believe minimize the impact of divergent fee structures. ING CRES engages in short selling for certain accounts. ING CRES has adopted compliance procedures governing this activity that they believe minimize any impact of such trades on other accounts.
Compensation (As of June 30, 2008). There are three pieces of compensation for portfolio managers — base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Fund. With respect to the Fund, such benchmarks include the Morgan Stanley U.S. REIT Index and the Dow Jones Wilshire Real Estate Securities Index. Compensation is not based on the level of Fund assets.
Ownership of Securities (As of June 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.
     Pacific Investment Management Company LLC (“PIMCO”)
Other Accounts Managed (As of January 31, 2009).

				Total Assets
			Number of	Managed
			Accounts Managed	subject to a
			subject to a	Performance Based
Portfolio Manager/	Total Number of	Total Assets	Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Mihir Worah
Registered Investment Companies:	22	35,667.30	0	0
Other Pooled Investment Vehicles:	27	3,541.12	0	0
Other Accounts:	77	21,829.04	15	4,578.12
Material Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Real Asset Fund, on the one hand, and the management of other accounts on the other. The other accounts might have similar investment objectives or strategies as the Real Asset Fund, track the same index the Real Asset Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Real Asset Fund. The other accounts might also have different investment objectives or strategies than the Real Asset Fund.
Knowledge and Timing of the Real Asset Fund’s Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Real Asset Fund. Because of their positions with the Real Asset Fund, a portfolio manager knows the size, timing and possible market impact of the Real Asset Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Real Asset Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Real Asset Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Real Asset Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Real Asset Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Real Asset Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.
Compensation. PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Real Asset Fund) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
Ownership of Securities. The portfolio manager was not a beneficial owner of shares of the Real Asset Fund as of January 31, 2009.

     Sinopia Asset Management (“Sinopia”)
Other Accounts Managed (As of December 31, 2008).

				Total Assets
			Number of	Managed
			Accounts Managed	subject to a
			subject to a	Performance Based
Portfolio Manager/	Total Number of	Total Assets	Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Jean-Charles Bertrand
Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	65	8,689	35	5,363
Other Accounts:	31	3,941	12	331
Julien Renoncourt
Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	24	2,884	1	6.8
Other Accounts:	6	634	None	None
Material Conflicts of Interest. Sinopia does not expect any conflicts of interest in connection with the portfolio manager’s management of the Portfolio Account’s investments and the investments of other accounts. Sinopia currently manages other accounts with the same investment strategy and policy. Buy and sell decisions are made during the weekly Tactical Asset Allocation (TAA) Committee meetings. Strategies are allocated or rebalanced based on the outputs of the valuation/allocation models.
Chaired by the CIO, the TAA Committee is made up of Heads of Equity, Fixed Income, Structured Product, Trading and Research and Development. The Committee reviews the proper use of the valuation models and coherence of each investment decision taken by fund managers on a weekly basis. The Committee also decides to follow, strengthen or moderate the model outputs according to each market’s configuration. Allocation decisions are the same for all similar strategies.
Sinopia has a written Code of Ethics that applies to investment management and all activities relating to financial services. It contains the general (ethical) rules and principles that all employees should undertake. Specific rules regarding those employees in “sensitive positions” are also included.
Sinopia stakes its reputation on the skill of its staff and the confidence that they inspire. Maintaining this confidence requires a sense of responsibility and all staff members should always bear in mind:
•	Market integrity;

•	Client interests are paramount;

•	Legal or regulatory provisions relating to their jobs and particularly those imposed by Supervisory Bodies and Market Authorities;

•	Sinopia’s internal rules, regulations and procedures.
          Compensation (As of December 31, 2008). Sinopia has a remuneration policy that is in line with investment management industry standards. The remuneration of Sinopia’s professionals is based on the following elements:

•	A gross annual salary.

•	Bonus: the primary factor affecting the teams’ compensation is the overall contribution to the investment process. A “bonus pool” is set up each year; this “bonus pool” is composed of a percentage of the EBITDA and a proportion of the performance fees generated over the year. Sinopia’s Compensation Committee proposes the individual repartition of the “bonus pool” to the Board. Quantitative criteria for bonus attribution are the contribution to performance and the results reached compared to the objectives set at the beginning of the year. Qualitative criteria considered in a peer review format include the communication of investment ideas, teamwork, and contribution to long-term business objectives of the firm. A discretionary bonus is given on a case-by-case basis depending on the personal performance of each individual. There is no automatic bonus for the fund managers based on the performance or over-performance of the funds under their responsibility. This policy avoids managers taking exaggerated risks in the funds they manage for bonus purposes.

•	An Employee Benefit Plan: This plan has been in place since 1995. Sinopia has a profit-sharing structure based on the year-end results of the company (“Participation” and “Intéressement”). The “Participation” share is automatically invested in the Employee Benefit Plan. The staff can invest the contribution “Intéressement” and other additional savings in the Plan. In that case, the company matches these investments made by the staff to a certain percentage. Due to the good results of Sinopia, the combination of the “Participation” and the “Intéressement” may represent three to five months salary.
Ownership of Securities (As of December 31, 2008). No portfolio manager beneficially owned equity securities in the Funds.
BROKERAGE ALLOCATION AND OTHER PRACTICES
BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. Brokerage commissions paid by the Funds, directly or indirectly, for the last three fiscal years ended June 30 are as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
Fund	June 30, 2006	June 30, 2007	June 30, 2008
Large-Cap Fund	$127,919	$311,371	$449,892
Small-Cap Fund	$132,110	$126,605	$107,546
International Fund	$1,139,200	$1,181,776	$2,218,254
Real Asset Fund	$94,682	$206,261	$526,052
AFFILIATED BROKERAGE. When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For fiscal years ended June 30, 2006, June 30, 2007 and June 30, 2008, the Funds paid brokerage commissions to Wilmington Brokerage Services Co., an affiliate of RSMC, as follows:

	Aggregate Dollar Amount of Brokerage Commissions Paid
	to Affiliates During Fiscal Year Ended June 30
Fund	2006	2007	2008
Large-Cap Fund	$123,433	$302,666	$363,146
Small-Cap Fund	$110,852	$94,933	$82,258

	Aggregate Dollar Amount of Brokerage Commissions Paid
	to Affiliates During Fiscal Year Ended June 30
Fund	2006	2007	2008
International Fund	$17,838	$39,676	$51,932
Real Asset Fund	$62,500	$114,745	$182,052
For the fiscal year ended June 30, 2008 the percentage of aggregate brokerage commissions paid to WBSC and the percentage of aggregate dollar amount of transactions effected through WBSC for each Fund are as follows:

		Percentage of
	Percentage of	Transactions
	Commissions	Effected through
Fund	Paid to WBSC	WBSC
Large-Cap Fund	81%	46%
Small-Cap Fund	77%	42%
International Fund	2%	4%
Real Asset Fund	35%	6%
BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate’s services and costs are comparable to those of non-affiliated, qualified brokerage firms.
In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or a sub-adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to the investment adviser’s and sub-advisers’ duty to seek best execution.
Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser’s overall responsibilities with respect to accounts as to which it exercises investment discretion.” The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.
Research services received from broker-dealers supplement the investment adviser or sub-adviser’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing equipment used to communicate research information and providing specialized consultations with the investment adviser or sub-adviser’s personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.
RSMC currently directs trades to Wilmington Brokerage Services Company (WBSC), an indirect wholly-owned subsidiary of Wilmington Trust Corporation, which receives payments in the form of brokerage commissions on each securities transaction executed by or through it. WBSC may receive revenue in the form of “liquidity rebates” which are payments from electronic communication networks (“ECNs”) where Fund trades are directed by WBSC for execution as an incentive for providing liquidity to the ECN.
The securities transactions noted above, which result in brokerage commissions and liquidity rebates received by an affiliated broker will be completed pursuant to the Trust’s Rule 17e-1 Policy and Procedures and thereafter reviewed and approved by the Board of Trustees.
DIRECTED BROKERAGE. During the fiscal year ended June 30, 2008, the investment adviser or sub-adviser of each of the following Funds directed transactions and paid related brokerage commissions because of research services provided in the following amounts:

	Investment		Amount of
	Adviser/		Transactions	Commissions
Fund	Sub-Adviser	Broker	Directed	Paid
Large-Cap Fund	Robeco	Goldman Sachs	$1,660,783	$730
	Robeco	Jefferies	992,705	565

Small-Cap Fund	SFM	Bank of NY	23,271	32
	SFM	Interstate Group	4,193	8
	SFM	ITG, Inc.	74,691	88
	SFM	LaBranche	158,574	185
	SFM	Liquidnet	99,650	123
	SFM	Rochdale Securities	68,374	84

International Fund	DFA	Instinet	19,133,613	1,232
	Artio Global	Merrill Lynch	26,958,556	6,322
	BCAM	Merrill Lynch	623,205	935
	PGI	Bank of NY	387,186	288
	PGI	Citigroup	2,059,250	4,531
	PGI	Credit Suisse	1,608,623	3,841
	PGI	Goldman Sachs	5,022,811	11,719
	PGI	Instinet	2,454,878	1,198
	PGI	ITG, Inc.	220,901	42
	PGI	Lehman	1,883,638	4,585
	PGI	Merrill Lynch	4,327,733	9,622
	PGI	Westminster	523,270	1,517

	Investment		Amount of
	Adviser/		Transactions	Commissions
Fund	Sub-Adviser	Broker	Directed	Paid
Real Asset Fund	EII	G-Fort	432,321	647
	EII	Merrill Lynch	668,045	1,333
	ING Clarion	Jefferies	117,185	153
	ING Clarion	UBS Securities	510,180	654
	REMS	Capital	2,952,559	1,908
		Institutional
		Services
ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser’s or sub-advisers other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.
CAPITAL STOCK AND OTHER SECURITIES
The Trust issues and offers separate classes of shares of each Fund: Institutional Shares and A Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
The separate classes of shares of each Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that A Shares bear Rule 12b-1 distribution expenses of 0.25% of the average net assets of such class and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.
The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the net asset value (“NAV”) of A Shares will be reduced by such amount to the extent the Fund has undistributed net income.
Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.
The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the prospectus. Additional methods to purchase shares are as follows:
Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account (“IRA”). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan (“AIP”). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semi annually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern Time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust’s trust account clients since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.
Payroll Investment Plan: The Payroll Investment Plan (“PIP”) permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer’s payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.
REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the prospectus. Additional methods to redeem shares are as follows:
By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder’s signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.
Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust’s trust accounts or certain Service Organizations because a similar service is provided through those organizations.
Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.
Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.
The value of shares redeemed may be more or less than the shareholder’s cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.
A shareholder’s right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund’s securities or to determine the value of a Fund’s net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.
Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.
PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by PNC Global, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PNC Global are open for business.
In valuing the Funds’ assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, trading of European or Far Eastern securities generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which the International Fund’s NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time their price is determined and the time the International Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
DIVIDENDS
Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from each Fund’s net investment income are ordinarily declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.
Each Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by an amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.
A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Funds” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.
TAXATION OF THE FUNDS
The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of such Fund’s shares and to possible effects of changes in federal or other tax laws.
GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (“RIC”) under the IRC. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.
QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, net of expenses allocable thereto.
The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.
As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.
The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. As described in the Prospectus, the Real Asset Fund seeks to gain exposure to the commodities market through investments in commodity index-linked derivative instruments. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from commodity index-linked swaps is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Real Asset Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. This limitation, however, will not protect the Real Asset Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income. The Real Asset Fund has requested a private letter ruling from the IRS providing that income from certain commodity index-linked notes is qualifying income to it. However, a private letter ruling is limited to the facts of that particular matter and may not serve as precedent for future investments. There is no guarantee that the IRS will reach the conclusion sought by the Real Asset Fund. Until the Real Asset Fund receives the private letter ruling, it intends to continue accounting for its investments in commodity index-linked notes in a manner it deems to be appropriate, however, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Real Asset Fund as a RIC might be jeopardized if such instruments are held in it.
If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.
EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, no Fund expects to distribute any such offsetting capital gains. A Fund cannot carry back or carry forward any net operating losses.
If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds may engage in a reorganization in the future.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.
Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.
OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.
The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.
In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.
SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
EVENT LINKED BONDS. The treatment of event-linked bonds for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such bond. The Real Asset Fund expects that it will generally treat the event-linked bonds in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the event-linked bonds or challenge the treatment adopted by the Fund for one or more of its event-linked bond investments. A change in the treatment of the Fund’s event-linked bond investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the Fund’s income from the event-linked bonds. This, in turn, could affect whether the Fund has satisfied the distribution requirements necessary to qualify as a RIC and to avoid a Fund-level tax.
An event-linked bond that is treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a passive foreign investment company (a “PFIC”) or a controlled foreign corporation (a “CFC”). Generally, a foreign corporation is treated as a PFIC if it receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or it holds at least 50% of its assets in investments producing such passive income. In cases in which the Fund treats an event-linked bond as an equity interest in a PFIC, the Fund generally expects to make a “mark to market” election, which would require the Fund to recognize income or (subject to certain limitations) loss annually based on the difference between the fair market value of the event-linked bond at the end of the year and the Fund’s adjusted basis in the event-linked bond. Because the mark to market election can result in recognition of income without the concurrent receipt of cash, the Fund may have to sell portfolio securities, thereby possibly resulting in the recognition of additional income or gain, to satisfy the distribution requirements necessary to qualify as a RIC and to avoid a Fund-level tax. If the Fund were not able to meet such distribution requirements, the Fund would run the risk of losing its qualification as a RIC.
If the Fund does not make a mark to market election with respect to an event-linked bond that is treated as an equity interest in a PFIC, or an alternative election (if available) that could also require the Fund to recognize income without the concurrent receipt of cash, the Fund would be subject to U.S. federal income tax on payments on the bond to the extent they constitute “excess distributions” from the PFIC and on gain from the sale or retirement of the bond, even if all such income or gain is timely distributed by the Fund to its shareholders. Any such income or gain would be allocated pro rata over the Fund’s entire holding period for the bond, with the portion of the income or gain allocated to any prior taxable year being subject to tax at the highest marginal corporate income tax rate in effect for such prior taxable year. In addition, an interest charge would be imposed on the Fund with respect to taxes deemed to be deferred. The Fund would not be able to pass through to its shareholders any credit or deduction for such taxes or the interest charge.
If U.S. shareholders (including the Real Asset Fund) collectively are treated as owning more than 25% of the equity of an issuer of an event-linked bond, the issuer may be treated as a CFC. In such event, if the Fund were considered to own a 10% or greater equity interest in the CFC as a result of its ownership of the issuer’s event-linked bonds, the Fund would generally be required to include in income annually its pro rata share of certain or all of the CFC’s earnings and profits, whether or not those earnings and profits are distributed as payments on the event-linked bonds or otherwise. As a result, the Fund could be subject to the distribution requirements discussed above with respect to such income without the concurrent receipt of cash.
PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a

Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Funds distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.
FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund’s taxable year whether the foreign taxes paid by it will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.
REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in such Fund’s receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See “Tax-Exempt Shareholders.”
DISTRIBUTIONS. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.
For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.
Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.
SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.
NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, short-term capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.
For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.
Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.
Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income earned by a Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.
TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund due to such Fund’s investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.
TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.
FINANCIAL STATEMENTS
Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2008, are set forth in the Funds’ Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP therein. The Annual Report is incorporated herein by reference.

APPENDIX A
OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES
REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.
In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund’s investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.
COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market assets in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund’s assets could impede portfolio management, or a Fund’s ability to meet redemption requests or other current obligations.
OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.
Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.
Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.
Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser’s judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.
Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.
Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.
Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.
Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered “cover” for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices (“index warrants”). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.
Each Fund will normally use index warrants as it may use index options. The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at any time or in any quantity.
OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Trust has adopted the following investment guidelines to govern each Fund’s use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:
1.	Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2.	No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.
SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.
In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:
1.	The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser’s ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2.	Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3.	A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4.	With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is “in-the-money” (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5.	A Fund’s activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.
FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.
Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund’s securities holdings. To the extent that a portion of a Fund’s holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund’s holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.
As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.
FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Trust has adopted the following investment guidelines to govern each Fund’s use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.
1.	Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2.	No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.
SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as “initial margin.” When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as “marking to market.” For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund’s obligations to or from a clearing organization.
Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.
In considering a Fund’s use of futures contracts and related options, particular note should be taken of the following:
1.	Successful use by a Fund of futures contracts and related options will depend upon the investment adviser’s ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2.	In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3.	Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4.	Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5.	Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6.	As is the case with options, a Fund’s activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.
HEDGING STRATEGIES. The Funds’ investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.
A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund’s positions. When the investment adviser believes that a particular currency may decline compared to the U.S.

dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund’s securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.
A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund’s securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.
A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting (“covered”) position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.
SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS
Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund’s position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.
As with other options and futures positions, a Fund’s ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment adviser’s opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.
Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

APPENDIX B
DESCRIPTION OF SECURITIES RATINGS
Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.
Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following:
“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P
An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-2” — Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” — Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” — Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” — Securities possess high short-term default risk. This designation indicates that default is a real possibility.
“RD” (Restricted default) — This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
“D” (Default) — This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Specific limitations relevant to the Short-Term Ratings scale include:
•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.
Long-Term Credit Ratings
Moody’s
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“N.R.” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.
The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” — Securities considered to be very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” — Securities considered to be high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” — Securities considered to be good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” — Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” — Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” — Securities have substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
“CC” — Securities have very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
“C” — Securities have exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate or public finance obligation ratings in the categories below “B.”
Specific limitations relevant to the corporate obligation rating scale include:
•	The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default and relative recovery should a default occur.
Notes to Short-Term and Long-Term Credit Ratings
Moody’s
Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.
Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”),

Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an “(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.
S&P
Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.
Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.
•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.
Fitch
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months — such as a lengthy regulatory approval process — would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.
An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period — for example a proposed, but politically controversial, privatization.
Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P
An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX C
RODNEY SQUARE MANAGEMENT CORPORATION
PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES
SPECIFIC TO THE WT MUTUAL FUND
     I. Introduction
     Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.
     These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation (“RSMC”), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the “Trust”), RSMC’s only advisory client.
     The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     II. Proxy Voting Delegation
     A. From the Trust to RSMC and affiliated Investment Advisers:
     1. The Trust has numerous investment portfolios (“Funds”), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.
     2. The voting of proxies for securities held by the Trust has been delegated by the Trust’s Board of Trustees (the “Trustees”) to RSMC and its affiliated Investment Advisers.
     B. From RSMC to Wilmington Trust Company:
     1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company (“Wilmington Trust”), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC’s clients, provided that the procedures and guidelines herein are followed by such individuals.
     C. From RSMC to Certain Sub-Advisers:
     1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.
     2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund and certain sub-advisers managing portions of the Multi-Manager Real Asset Fund.
     III. Proxy Voting Policies and Procedures
     A. General Policy Statement:

1.	Based on the premise that an issuer’s board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer’s board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

2.	As new issues arise and trends develop, voting practices will be modified accordingly.

3.	Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

4.	An independent proxy service, RiskMetrics Group (“RiskMetrics”), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust’s proxy analyst and is entirely based on Wilmington Trust’s Proxy Voting Guidelines.

5.	The proxy analyst conducts appropriate research based upon data gathered from the issuer’s proxy documents, RiskMetrics research material, financial publications, and other sources.
     B. Additions to and Deviations from Proxy Voting Guidelines:
1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust’s Securities Review Committee (the “Review Committee”). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.
2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.
     C. Conflicts of Interest:
1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC’s independence of judgment and action in voting the proxy in the best interests of a Fund’s shareholders.
2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.
3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.
4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust’s management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund’s shareholders and was not affected by RSMC’s or another party’s conflict.
     D. Written Analysis:
1.	Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.
2.	This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.
     IV. Proxy Voting Guidelines Updated as of July 1, 2005
A.	RSMC will generally vote with an issuer’s management by voting:

1.	For election of directors;

2.	For appointment of auditors;

3.	For uncontested mergers;

4.	For proposals to establish a staggered board;

5.	For proposals to require that directors can be removed only for cause;

6.	For proposals to increase authorized shares;

7.	For proposals to require supermajority vote for takeover-related events — provided there is a “fair price” provision but we vote against management in the absence of such fair price provision;

8.	For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

9.	For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

10.	For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

11.	For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

12.	As management recommends on proposals to eliminate or establish preemptive rights;

13.	As management recommends on proposals to eliminate or establish cumulative voting;

14.	Against shareholder proposals that the company not provide pension benefits to non-employee directors;

15.	Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

16.	Against shareholder proposals to require confidential voting;

17.	Against shareholder proposals to change the company’s requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

18.	Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

19.	Against shareholder proposals to limit “golden parachutes;”

20.	Against shareholder proposals to limit the money paid to the company’s auditors for non-auditing services;

21.	Against shareholder proposals to index options;

22.	Against shareholder proposals to expense options; and

23.	With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940;

24.	For proposals to allow mutual funds to put into effect new or amended sub-advisory agreements without shareholder approval being required; and

25.	As management recommends on proposals regarding whether to use majority vote or the plurality system for the election of directors.
     B. RSMC will generally vote against an issuer’s management by voting:
     1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don’t oppose the rights plan if it has a permitted bid provision and the provision is reasonable;
     2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;
     3. For shareholder proposals to exclude abstentions when tabulating votes;
     4. Against proposals to establish a new class of common stock with magnified voting power;
     5. Against proposals to eliminate shareholder action by written consent;

     6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent — either higher or lower;
     7. Against proposals to authorize the board to adopt, amend, or repeal the company’s by-laws without shareholder vote;
     8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;
     9. Against proposals to re-price options;
     10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company’s request to disclose the size of their holdings;
     11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and
     12. With respect to mutual funds,
a.	against proposals to change a fund’s investment objective, unless there is an extremely compelling reason,

b.	against proposals to eliminate the requirement that changes in a fund’s investment objective be subject to shareholder vote,

c.	against proposals to change any of a fund’s investment policies in a manner that would be counter to the fund’s investment objective, and

d.	if it is apparent that one of the fund’s investment policies could be changed in a manner that would be counter to the fund’s investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.
     V. Proxy Voting Record-keeping
A. RSMC’s Record-keeping Responsibilities under the Advisers Act:
In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:
     1. Copies of all proxy voting policies, procedures, and voting guidelines;
     2. Copies of each proxy voting statement received regarding client securities;
     3. Records of each vote cast;
     4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.
     5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

     6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).
          B. RSMC’s Record-keeping Responsibilities under the Investment Company Act:
     1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

NAME OF THE ISSUER OF THE FUND SECURITY

EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
(IF REASONABLY AVAILABLE)

CUSIP NUMBER FOR THE FUND SECURITY
(IF REASONABLY AVAILABLE)

SHAREHOLDER MEETING DATE

BRIEF SUMMARY OF EACH MATTER VOTED UPON

WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
BY A SECURITY HOLDER

WHETHER RSMC VOTED THE FUND’S SHARES ON THE MATTER

HOW THE VOTE WAS CAST — “FOR,” “AGAINST,” “ABSTAIN,”
OR “WITHHELD” REGARDING ELECTION OF DIRECTORS

WHETHER RSMC VOTED THE FUND’S SHARES
WITH OR AGAINST THE ISSUER’S MANAGEMENT
     2. RSMC will also support and coordinate all reporting and disclosure requirements.
     3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.
     VI. Disclosure Requirements
     A. Disclosure of Proxy Voting Policies, Procedures, and Records:
     1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.
     2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.
     3. RSMC shall also inform clients how to obtain information on how their securities were voted.
     Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made November 2008.

APPENDIX D
ACADIAN ASSET MANAGEMENT, LLC
Proxy Voting Policy
(as of January 2008)
Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.
When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.
Proxy Voting Guidelines
Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Risk Metrics (formerly ISS) to research and vote its proxies. Risk Metrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on Risk Metrics to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to Risk Metrics to implement when voting proxies involving that client’s portfolio.
There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.
Unless contrary instructions are received from a client, beginning May 1, 2007, Acadian will instruct Risk Metrics to cease voting proxies in so-called “share blocking” markets. Share-blocking markets (a list is included below) are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.
Shareholders who do not vote are not subject to the blocking procedure. As of March 2007, the markets identified as share blocking are as follows: Argentina, Austria, Belgium, Czech Republic, Egypt, Greece, Hungary, Italy, Latvia, Luxembourg, Mauritius, Morocco, the Netherlands, Norway, Poland, Portugal, Slovak Republic, Switzerland and Turkey.
Acadian also reserves the right to override Risk Metrics vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the Risk Metrics recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the Risk Metrics recommendation.

Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations Risk Metrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and Risk Metrics before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.
If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.
Voting Policies
Acadian has adopted the proxy voting policies developed by Risk Metrics. The policies have been developed based on Risk Metrics independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients. Risk Metrics proxy voting policies include:
Management Proposals: Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:
•	Election of Directors (uncontested)

•	Approval of Independent Auditors

•	Executive Compensation Plans

•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.
Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.
Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:
•	Reorganizations/Restructurings

•	Amendments to the Articles of Association

•	Non-Executive Director Compensation Proposals (cash and share based components)

•	Increasing Borrowing Powers

•	Debt Issuance Requests

Voting Process
Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with Risk Metrics including ensuring proxies Acadian is responsible to vote are forwarded to Risk Metrics, overseeing that Risk Metrics is voting assigned client accounts and maintaining appropriate authorization and voting records.
After Risk Metrics is notified by the custodian of a proxy that requires voting and/or after Risk Metrics cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, Risk Metrics will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by Risk Metrics Global Proxy Distribution Service and ADP’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. Risk Metrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.
Proxy Voting Record
Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ Risk Metrics voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.
Obtaining a Voting Proxy Report
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian’s Marketing Service Representative, Amy Conklin, at 1-800-946-0166. The report will be provided free of charge.

APPENDIX E
ARTIO GLOBAL INVESTORS
(Formerly known as Julius Baer Investment Management LLC)
PROXY VOTING PROCEDURES
June 2008
     A. General
It is the policy of Artio to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom Artio Global provides discretionary investment management services and has authority to vote their proxies.
Artio may vote proxies as part of its authority to manage, acquire and dispose of account assets. Artio will not vote proxies if the advisory agreement does not provide for Artio to vote proxies or the “named fiduciary” for an account has explicitly reserved the authority for itself.
When voting proxies for client accounts, Artio’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, Artio will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.
     B. Proxy Oversight Committee
In order to properly monitor the proxy voting process, a Proxy Oversight Committee (“Committee”) shall meet periodically to evaluate the effectiveness of Artio’s proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of Artio consisting of executive, compliance, legal, and operations.
     C. Procedures
Artio Operations Department (“OPS”) is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of Artio is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as “proxy voting” by including it in the proxy voting group on Charles River.
To assist Artio in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, ArtioM has retained the proxy voting and recording services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Artio intends to vote in accordance with ISS’s recommendations to address, among other things, any material conflicts of interests between clients and the interests of Artio or its affiliates. Artio has instructed ISS not to vote proxies when liquidity of client accounts could be adversely affected. The ISS predetermined guidelines are listed as Appendix B.
In order to ensure that ISS performs its delegated duties, OPS will provide the client’s custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. Northern Trust will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.

     D. Conflicts of Interest
Artio is sensitive of conflicts of interest that may arise in the proxy decision-making process from a policy standpoint, and seeks to avoid any undue or inappropriate influence in the proxy voting process. The objective is to ensure that Portfolio Management exercise overrides of ISS votes only in the Clients’ best interests. The Proxy Voting Committee exists to provide an additional level of independence to ensure overrides are properly exercised.
Artio has identified the following potential conflicts of interest:
(i)	A principal of Artio or any person involved in the proxy decision- making process currently serves on the company’s Board or is an executive officer of the company.

(ii)	An immediate family member of a principal of Artio or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

(iii)	The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.
This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of Artio.
Under such circumstances, Artio will vote in accordance with ISS’ predetermined guidelines, except as described below in section E.
     E. Overrides of ISS
Artio has provided implied consent to ISS to vote in accord with their recommendation and will generally do so. Artio Portfolio Management also retains the ability to override ISS votes where the Manager believes the override is in the Client’s best interests.
In cases where an override is requested, the Portfolio Manager must prepare a memorandum explaining the rationale for deviating from the ISS vote and why the client’s interests are better served by deviating from the ISS recommendation. The Portfolio Management memorandum is then submitted to the Proxy Committee for consideration prior to the submission of voting instructions through ISS.
Criteria to be considered by the Committee in granting or denying a request to override include:
(a)	the size of the investment in dollars;

(b)	the size of the investment relative to the applicable Fund (in basis points);

(c)	the percent of ownership Artio Global controls in the subject company;

(d)	the significance of the issue considered in the proxy;

(e)	the rationale for the need for an override as detailed in the memorandum from Portfolio Management;

(f)	any actual or perceived conflicts of interest.
It is therefore well within the Proxy Committee’s authority to reject a Portfolio Management request if the Committee is not satisfied that sufficient grounds are met to grant an override.
Committee minutes and all such documentation shall be maintained as part of the firm’s records.

     F. Monitoring
ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein Artio has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer (“CCO”). Artio Portfolio Management will provide the Artio CCO with a written explanation of the reason for the exception. All such records shall be maintained as part of the firm’s books and records.
     G. Reporting and Disclosure for Artio
Once each year, Artio shall provide the entire voting record electronically in accordance with the posting of such proxy voting records to the Julius Baer Funds website (N-PX filing). With respect to those proxies that the Proxy Committee has identified as involving a conflict of interest, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
Artio shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. Artio shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the Julius Baer Funds and SEC websites. Information regarding how the Julius Baer Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30 is available on the Julius Baer Funds and SEC website as well.
a. Recordkeeping
Artio shall retain records relating to the voting of proxies, including:
1. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.
2. A copy of each proxy statement received by Artio regarding portfolio securities in Artio client accounts.
3. A record of each vote cast by Artio on behalf of a client.
4. A copy of each written client request for information on how Artio voted proxies on behalf of the client account, and a copy of any written response by Artio to the client account.
5. A copy of any document prepared by Artio that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.
Artio shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies and on proxy statements and records of proxy votes cast by Artio maintained at ISS. Artio shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.
These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Artio.

APPENDIX A
List of Members of Proxy Oversight Committee
Artio Operations
CCO of JB Funds
CCO of Artio

APPENDIX F
DIMENSIONAL FUND ADVISORS LP
PROXY VOTING POLICIES
Dimensional Fund Advisors LP, (“Dimensional”) has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) for voting proxies on behalf of clients. The Voting Guidelines have been developed by Institutional Shareholder Services, an independent third party service provider (“ISS”), except with respect to certain matters for which Dimensional has modified the standard ISS voting guidelines. A concise summary of the Voting Guidelines is provided.
The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.
Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of its clients as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of its clients in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of Dimensional’s clients, and the interests of Dimensional or its affiliates. If the Corporate Governance Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Voting Guidelines, Dimensional, prior to voting, will fully disclose the material conflict to the client and vote the proxy in accordance with such client’s direction.
Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the client.
Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a client and which seeks to maximize the value of that client’s investments. In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the client’s investment and that it is in the client’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.
With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a client associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional’s decision of whether or not to vote. In the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.
Dimensional has retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of clients; and provides reports concerning the proxies voted. Although Dimensional may consider the recommendations of ISS on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

Exhibit A: Summary of Voting Guidelines
U.S. Proxy Voting
The following is a concise summary of the Voting Guidelines for voting U.S. proxies.
1. AUDITORS
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality an

•	Competitive price.
2. BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards; *

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

*	Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the audit committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote AGAINST or WITHHOLD from the members of the compensation committee if:
•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

*	The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
3. PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. TAKEOVER DEFENSES
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
5. MERGERS AND CORPORATE RESTRUCTURINGS
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. STATE OF INCORPORATION
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.

7. CAPITAL STRUCTURE
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.
Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a nonshareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
8. EXECUTIVE AND DIRECTOR COMPENSATION
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices:
•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•	Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
•	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

•	Change-in-control payouts without loss of job or substantial diminution of job duties (singletriggered);

•	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
•	Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
•	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.
Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR nonemployee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Transfer Programs of Stock Options
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate theamount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:
•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the

•	performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.
Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
•	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

APPENDIX G
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
October 2003
Goldman Sachs Asset Management (“GSAM”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.
They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

*	For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.
Implementation by Portfolio Management Teams
General Overview
While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.
Active Equity
Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.
Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.
In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team.
Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts. As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.
Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.
Quantitative Equity
Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.
GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.
Conflicts of Interest
Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.
External Managers
Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.
Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Appendix A
ISS Standard Proxy Voting Guidelines Summary
The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
☐ An auditor has a financial interest in or association with the company, and is therefore not independent,
☐ Fees for non-audit services are excessive, or
☐ There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
a. Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
b. Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
c. Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
d. Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
a. Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.
b. Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
c. Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
d. Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
e. Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
a. Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
b. Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
a. Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.
b. Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
☐ It is intended for financing purposes with minimal or no dilution to current shareholders
☐ It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
a. Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
☐ Historic trading patterns
☐ Rationale for the repricing
☐ Value-for-value exchange
☐ Option vesting
☐ Term of the option
☐ Exercise price
☐ Participation
b. Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
☐ Purchase price is at least 85 percent of fair market value;
☐ Offering period is 27 months or less; and
☐ Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
c. Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

APPENDIX H
PARAMETRIC PORTFOLIO ASSOCIATES LLC
Introduction
Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates’ Proxy Voting policy and Procedures are currently effective.
General Policy
We recognize our responsibility to exercise voting authority over shares we hold as fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.
It is our policy to vote proxies in a prudent and diligent manner after careful review of each company’s proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management’s recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.
Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.
For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will
•	Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

•	Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

•	Keep records of such proxy voting available for inspection by the client or governmental agencies — to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

•	Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.
Voting Policy
We generally vote with management in the following cases:
•	“Normal” elections of directors

•	Approval of auditors/CPA

•	Directors’ liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs

•	Stock purchase plans with an exercise price of not less than 85% fair market value

•	Stock option plans that are incentive based and are not excessive

•	Reductions in supermajority vote requirements

•	Adoption of anti-greenmail provisions
We generally will not support management in the following initiatives:
•	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified boards of directors

•	Re-incorporation into a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

•	Excessive compensation or non-salary compensation related proposals

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities.
When voting shareholder proposals, initiatives related to the following items are generally supported:
•	Auditors attendance at the annual meeting of shareholders

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

•	Revise various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions
We generally will not support shareholders in the following initiatives:
•	Requiring directors to own large amounts of stock before being eligible to be elected Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.
Proxy Committee
The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates’ Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.
•	The Proxy Committee consists of the following staff:

•	Proxy Administrator

•	Proxy Administrator Supervisor

•	Portfolio Management Representative

•	Chief Investment Officer
In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.
Recordkeeping
Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third party vendor.
In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:
•	Current voting policy and procedures;

•	All written client requests as they relate to proxy voting; and,

•	Any material research documentation related to proxy voting.
To Obtain Proxy Voting Information
Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.
Toll-free phone number: 1-800-211-6707

E-mail address: proxyinfo@paraport.com
Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

APPENDIX I
PRINCIPAL GLOBAL INVESTORS LLC
PROXY VOTING POLICY
Summary
In 2003, the SEC adopted a new rule that requires registered investment advisors that have voting authority over client securities to adopt written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of the clients. The purpose of the rule is to ensure that registered advisors satisfy their fiduciary obligations to their clients and avoid material conflicts of interest when voting proxies.
PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect PGI’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Policy
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each PGI equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PGI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of PGI annually performs forensic testing in addition to periodic reviews on this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.
Implementation by Portfolio Management Teams
General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).
Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PGI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.
PGI’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PGI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.
PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.
Conflicts of Interest
Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PGI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PGI management into potential conflicts of interest. PGI senior management will not approve decisions that are based on the influence of such conflicts.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers
Where PGI places client assets with managers outside of PGI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. PGI may, however, retain such responsibilities where it deems appropriate.
Fiduciary Obligation Considerations
As stated above, PGI my periodically review this Policy, this may include additional criteria associated with voting proxies and evaluation of the expected benefit to its Clients when making an overall determination on reporting of errors, and how or whether to vote the proxy. PGI may refrain from notifying de-minimis errors to its clients’. PGI may refrain from voting a particular proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening or closing of accounts and contractual arrangements with Clients and/or their authorized delegate and PGI concludes that the costs associated with voting that proxy may outweigh the potential benefits to the PGI portfolios. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, 6) restrictions for share blocking countries , or 7) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PGI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PGI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

APPENDIX J
EII REALTY SECURITIES, INC.
PROXY VOTING POLICY
European Investors
Proxy Voting Summary
European Investors takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.
A Proxy Committee, including portfolio managers, analysts, marketing and client service personnel, compliance and operations personnel, is responsible for establishing and maintaining our policies and procedures. The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Institutional Shareholder Services (“ISS”), a third-party proxy voting service to which we subscribe. ISS provides extensive research on individual proxy issues and publishes this information in reports that are reviewed by our analysts.
We review all proxies for clients’ whom we have voting responsibility, and vote all proxies according to our written guidelines, taking into account ISS recommendations and/or investment team input. Our guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.
The guidelines we have written reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients’ best interest.
To ensure that voting responsibilities are met, our third party vendor reconciles client proxies it receives from the custodian with client holdings from our portfolio system through a direct data link. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines and that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the rationale for the variance.
We maintain proxy voting records for all accounts and make these records available to clients at their request.

EUROPEAN INVESTORS
Proxy Voting Guidelines
I External Auditor
A. Auditors
Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
II Board of Directors
A. Director Nominees
     Votes on director nominees are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by ISS or European Investors):
Long term corporate performance record based on increases in shareholder wealth, earnings, or financial strength, executive compensation, director compensation, corporate governance provisions and takeover activity, criminal activity, investment in the company, interlocking directorships, inside, outside, and independent directors, board composition, number of other board seats and support of majority-supported shareholder proposals.
B. Director Indemnification and Liability Protection
     1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
     2. Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.
     3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence that are more serious violations of fiduciary obligation than mere carelessness.
     4. Vote for only those proposals providing such expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director’s legal expenses would be covered.
C. Director Duties and Stakeholder Laws
     Vote against management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.
D. Director Nominations
     Vote for shareholder proposals asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management’s director nominees, and/or to nominate and discuss shareholder nominees to the board.
E. Inside Versus Independent Directors

     1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
     2. Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.
F. Stock Ownership Requirements
     Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
G. Term of Office
     Vote against proposals to limit the tenure of outside directors.
III Proxy Contests and Corporate Defenses
A. Proxy Contests for Board Seats
     All votes in a contested election of directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
B. Classified Boards
     1. Vote against proposals to classify the board.
     2. Vote for proposals to repeal a classified board, and to elect all directors annually.
C. Cumulative Voting
     1. Vote for proposals to permit cumulative voting in the election of directors.
     2. Vote against proposals to eliminate cumulative voting in the election of directors.
D. Director Nominations
     Vote against management proposals to limit shareholders’ ability to nominate directors.
E. Shareholders’ Right to Call Special Meetings
     1. Vote against management proposals to restrict or prohibit shareholders’ ability to call special meetings.
     2. Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.
F. Shareholder Action by Written Consent
     1. Vote against management proposals to restrict or prohibit shareholders’ ability to take action by written consent.
     2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.
G. Size of the Board

     1. Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.
     2. Vote for proposals that seek to fix the size of the Board.
H. Shareholders’ Ability to Remove Directors
     1. Vote against proposals that state directors may be removed only for cause.
     2. Vote for proposals to restore shareholder ability to remove directors with or without cause.
     3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
     4. Vote for proposals that permit shareholders to elect directors to fill board vacancies.
IV Tender Offers and Corporate Defenses
A. Fair Price Provisions
     1. Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.
     2. Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.
B. Greenmail
     1. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
     2. Vote in accordance with ISS analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
     3. Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.
C. Poison Pills
     1. Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.
     2. Shareholder proposals to redeem a company’s poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
     3. Management proposals to ratify a poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
D. Stakeholder Provisions
     Vote against management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.
E. Super-majority Vote Requirement to Approve Mergers

     1. Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.
     2. Vote against management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations.
F. Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws
     1. Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.
     2. Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.
G. Unequal Voting Rights
     Vote against proposals for dual class exchange offers and dual class recapitalizations.
H. Existing Dual Class Companies
     1. Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.
     2. Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.
I. White Squire Placements
     Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).
V Miscellaneous Corporate Governance Provisions
A. Abstention Votes
     Vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting, unless that consideration is required by state law.

B. Annual Meetings
     1. Vote for management proposals asking for authority to vote at the meeting for “other matters” not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.
     2. Vote against shareholder proposals to rotate the time or place of annual meetings.
C. Confidential Voting and Independent Tabulation and Inspections
     Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.
D. Equal Access
     Vote for shareholder proposals to allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.
E. Bundled Proposals
     Bundled or “conditioned” proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).
F. Shareholder Advisory Committee
     1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
     2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
G. Disclosure Proposals
     Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H. Conflict of Interest
     All votes submitted by European Investors on behalf of its clients are not biased in any way by other clients of European Investors. For example, the fact that XYZ Corporation is a client of European Investors does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).
VI Capital Structure
A. Common Stock Authorization
     1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
     2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
     3. Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.
B. Stock Distributions: Splits and Dividends
     Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.
C. Reverse Stock Splits
     Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.
D. Blank Check Preferred Stock
     1. Vote against management proposals authorizing the creation of new classes of preferred stock that have unspecified rights including voting, conversion or dividend distribution rights.
     2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
     3. Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.
     4. Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
E. Adjustments to Par Value of Common Stock
     Vote for management proposals to reduce the par value of common stock.
F. Preemptive Rights
     Proposals to provide shareholders with preemptive rights are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G. Debt Restructuring
     Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
H. Share Repurchase Programs
     Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VII Executive Compensation/Employee Consideration
A. Incentive Plans
     All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The evaluation is based on the following considerations (and any other that may be deemed relevant by ISS or European Investors):
Necessity, reasonableness test, participation, dilution, shares available, exercise and payment terms, change-in-control provisions, types of awards, company specific dilution cap calculated, present value of all incentives, derivative awards, cash/bonus compensation, shareholder wealth transfer (dollar amount of shareholders’ equity paid it’s executives), voting power dilution — potential percent reduction in relative voting power, criteria for awarding grants, and process for determining pay levels.
B. Shareholder Proposals to Limit Executive and Director Compensation
     1. Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.
     2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
C. Golden Parachutes
     1. Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
     2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
D. Employee Stock Ownership Plans (ESOP)
     1. Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).
     2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):
Reasonableness test, participation, administration, shares available, exercise and payment terms, change-in-control provisions, types of awards and dilution.
E. 401(k) Employee Benefit Plans

     Vote for proposals to implement a 401(k) savings plan for employees.
F. Discounted Options/Restricted Stock
     Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with ISS analysis and recommendation on each individual proposal.)
VIII State of Incorporation
A. Re-Incorporation Proposals
     Proposals to change a corporation’s state of incorporation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
B. State Takeover Statutes
     Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
C. State Fair Price Provisions
     Proposals to opt out of S.F.P’s are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
D. Stakeholder Laws
     Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).
E. Disgorgement Provisions
     Proposals to opt out of disgorgement provisions are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
IX Mergers and Corporate Restructurings
A. Mergers and Acquisitions
     Votes on mergers and acquisitions are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:
Anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated, changes in corporate governance and their impact on shareholder rights, and other pertinent factors discussed below.

B. Corporate Restructurings
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with ISS analysis and recommendation on each individual proposal.
C. Spin-Offs
Votes on spin-offs are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering
The tax and regulatory advantages, planned use of the sale proceeds, market focus and managerial incentives.
D. Asset Sales
     Votes on asset sales are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering
     The impact on the balance sheet/working capital, the value received for the asset, and the potential elimination of diseconomies.
E. Liquidations
     Votes on liquidations normally voted in accordance with ISS analysis and recommendation on each individual proposal, after reviewing: management’s efforts to pursue other alternatives; the appraisal value of the assets; and the compensation plan for executives managing the liquidation.
F. Rights of Appraisal
     Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.
G. Changing Corporate Name
     Vote for changing the corporate name.
X Social Issues Proposals
A. Social Issues Proposals
     These issues are normally voted in accordance with ISS analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.
Generally, vote for disclosure reports that seek additional information.
XI Proxies Not Voted
A. Shares Out on Loan
Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

APPENDIX K
ING CLARION REAL ESTATE SECURITIES
PROXY VOTING POLICY
PROXY VOTING POLICIES AND PROCEDURES
As of January 31, 2008
Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities (“ING CRES”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.
ING CRES has engaged Risk Metrics Group (“RMG”) to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to ING CRES concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability for RMG and ING CRES to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for ING CRES clients. On a daily basis, ING CRES provides RMG with a list of securities held in each account over which ING CRES has voting authority. In addition, ING CRES provides RMG with its proxy voting guidelines.
Voting decisions remain within the discretion of ING CRES. On a daily basis, ING CRES reviews an online system maintained by RMG in order to monitor for upcoming votes. When a pending vote is identified, the appropriate analyst reviews the ballots, along with supplemental information about the vote provided by RMG and — if available — other research providers employed by ING CRES. The analyst makes the voting decision. If the analyst votes in contravention of the ING CRES proxy voting guidelines, the analyst’s decision must be approved by a senior member of the investment team based on completion of the applicable form containing an explanation documented by the analyst outlining the voting rationale. The Chief Compliance Officer must ensure that the appropriate approval has been received and evidence such review by signature.
Except as otherwise noted, operation of the proxy voting process is coordinated by trade settlement operations. Compliance is responsible for oversight of and testing of the process. As noted above, RMG provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to ING CRES upon request.
For the accounts over which ING CRES maintains proxy voting authority, ING CRES will vote proxies in accordance with its proxy voting guidelines. ING CRES may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process through RMG as described above. Otherwise, ING CRES will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of ING CRES. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), ING CRES does not anticipate any confusion on the part of its clients in this respect.
ING CRES will identify any conflicts that exist between the interests of ING CRES and its clients. This examination will include a review of the relationship of ING CRES with the companies comprising the firm’s investable universe

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to determine if the issuer is a client of ING CRES or has some other relationship with the firm. If a material conflict exists, Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients). ING CRES will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA Clients”), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when ING CRES determines it has a material conflict that affects its best judgment as an ERISA fiduciary, ING CRES will give the ERISA Client the opportunity to vote the proxies themselves.
ING CRES will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client’s proxies and a copy of any written response to any (written or oral) client request for information on how ING CRES voted its proxies.
Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client’s proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how ING CRES voted the client’s proxy.

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